                      SEMI-ANNUAL REPORT June 30, 2000



                                  GUINNESS FLIGHT
                                  INVESTMENT FUNDS

                                  ASIA BLUE CHIP FUND

                                  ASIA SMALL CAP FUND

                                  CHINA & HONG KONG FUND

                                  INTERNET.COM INDEX-TM- FUND

                                  MAINLAND CHINA FUND

                                  WIRED INDEX-TM- FUND

                                  WIRELESS WORLD FUND-TM-







                                           [LOGO]

                        GUINNESS FLIGHT INVESTMENT FUNDS

DEAR GUINNESS FLIGHT SHAREHOLDER,

    While the performance for our funds for the first six months of 2000 has been bumpy, the year thus far has been an exciting one for the Guinness Flight Investment Funds. The launch of the Wireless World Fund-TM- in February was well received, and we welcome the many new shareholders of this fund to the Guinness Flight Fund family. The Wireless World Fund-TM- further reinforces our position as the fund range for the future. Each of the Guinness Flight Funds is designed to allow investors the opportunity to capitalize on change.

    In looking at our world, we see a bright future:

    Asia has survived one of the most difficult periods in the region's history during the economic crisis that began in 1997, and some Asian countries are now thriving with industrial production figures that exceed pre-crisis levels. Credit must be afforded to our Hong Kong investment team that officially, and courageously, took a strongly bullish position on the Asian markets in November 1998. Regardless of the short-term cycles in the economies and markets, Asia is continuing on its path as the dominant economic center for the 21st century world.

    China, once so isolated from the West, is now likely to enter the World Trade Organization, which we expect will happen in the next few months.

    It is difficult to remember only a few years ago when the Internet was still relatively unknown. It is now obvious that the Internet has meaningfully changed our lives, and we believe the best is yet to come as the Internet moves into a broadband and wireless future.

    The New Economy is real, not just in the U.S. but throughout the world. When we launched the Wired Index-TM- Fund in December 1998, many were skeptical of the New Economy concept. Now it is a widely accepted term; in fact, one cannot read the financial pages without seeing the phrase repeatedly. This acceptance is a result of companies in virtually every industry coming to grips with a new way of doing business and serving the needs of their customers.

It is important to keep in mind that these changes and developments are not fads or short-lived trends. They will create a future dramatically different from yesterday and today.

    Within the following pages, the portfolio managers give further insight into their investment perspectives and fund information. The June 30 date of this semi-annual report highlights the sixth anniversary of the China and Hong Kong Fund. As the category of funds focused on this region grows, the China and Hong Kong Fund continues to be one of the oldest and most respected funds.

    Change is also coming to the Guinness Flight Investment Funds. Within the next few months, it is proposed that the name of the Guinness Flight Investment Funds will be changed to the Investec Funds. This name change is in recognition of the greater changes with the investment advisor to the funds and provides the funds with the opportunity to operate under the more globally recognized Investec name.

    We invite you to visit our website at WWW.GFFUNDS.COM to get the latest fund updates and regional market news. Under current development for the website is a new feature to track the Wired Index-TM- and internet.com Index-TM- Funds with 15-minute delayed stock prices and index values. Enhanced features now available are the ability to invest in and redeem fund shares online, the new IAM WIRELESS BOARD to discuss wireless topics, and complete portfolio listings updated monthly to help you better understand and track your investments.

    As always, it is a pleasure to present this report to you. Thank you for the trust you have placed in us to assist you in meeting your investment needs.

Sincerely,

/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr.
President

PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST IN ANY OF THE GUINNESS FLIGHT INVESTMENT FUNDS. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE CHARGES AND EXPENSES RELATED TO AN ONGOING INVESTMENT IN THE FUNDS, POTENTIAL RISKS ASSOCIATED WITH FOREIGN INVESTING AS WELL AS THE RISKS OF INVESTING IN SMALLER COMPANIES, TECHNOLOGY/TELECOMMUNICATIONS COMPANIES AND INDUSTRY-SPECIFIC INDEXES. RISKS OF FOREIGN INVESTING INCLUDE HIGHER VOLATILITY, THE POSSIBILITY OF GOVERNMENT EXPROPRIATION, THE VALUE OF FOREIGN CURRENCIES DECLINING RELATIVE TO THE U.S. DOLLAR, AND POLITICAL, SOCIAL OR ECONOMIC INSTABILITY IN A PARTICULAR REGION WHICH MAY CAUSE THE VALUE OF A FUND'S INVESTMENTS TO DECLINE. RISKS OF INVESTING IN SMALLER COMPANIES INCLUDE HIGHER VOLATILITY THAN LARGER COMPANIES AND THE POTENTIAL DIFFICULTY OF SELLING THOSE STOCKS DURING MARKET DOWNTURNS (ILLIQUIDITY). RISKS OF INVESTING IN A PARTICULAR INDUSTRY SECTOR OR INDUSTRY-SPECIFIC INDEX INCLUDE THE POTENTIAL TO BE MORE ADVERSELY AFFECTED BY MARKET DOWNTURNS THAN A PORTFOLIO OR INDEX THAT IS MORE BROAD- BASED.

THE FUNDS ARE DISTRIBUTED BY FIRST FUND DISTRIBUTORS, INC., PHOENIX, AZ 85018.

GUINNESS FLIGHT ASIA BLUE CHIP FUND

BACKDROP

    Asia has made a very sharp economic recovery. Imports are growing very rapidly throughout Asia, and every country that reports monthly industrial production figures has reported strong growth. Industrial production is at record levels in most Asian countries. The domestic economies are also improving as both consumption and investment recover. A significant portion of the new investment is concentrated in the new economy area with heavy spending on information technology and telecommunications.

    Against this backdrop, we have rotated the fund away from the ultra-defensive stance held until the second quarter of 1999. Additionally, we have heavily focused the portfolio on new economy stocks, although we have avoided direct Internet companies. We have bought shares in the electronics industry, concentrating on those manufacturers that are experiencing strong global demand from the telecoms and Internet sectors. We have also concentrated on the telecoms companies, with an emphasis on the wireless providers. In the banking sector, we have tried to concentrate the portfolio on those banks that we believe have the management and balance sheets to adapt to the new economy.

THE FUND

    Against a backdrop of fluctuating Asian markets during the first half of the year the fund fell by 8.7% compared to a 12.0% fall in the MSCI AC Far East free ex Japan index. During the first quarter, the best performers were the MSCI country indices for Malaysia and Taiwan, which rose over the quarter, although the rise was offset by heavy falls in The Philippines, Singapore, Indonesia, China and Thailand. The MSCI Hong Kong and South Korean indices were flat. Overall, stock selection was positive with excess returns from China, Hong Kong, Korea, The Philippines, Singapore and Taiwan. The fund underperformed in Malaysia and Thailand. During the second quarter, all of the MSCI country indices fell (in U.S. dollar terms). South Korea and Singapore were the best performing markets, falling 0.4% and 2.1% respectively. The worst performing markets were Indonesia (again) and Thailand (again), where on a combined basis the fund has a very small holding. The Hong Kong, Malaysia, Philippine and Taiwanese indices all produced very similar returns, down around 15%. Overall asset allocation added value over the second quarter. Stock selection was positive in Hong Kong, Korea, Malaysia, Singapore and Thailand, but the fund underperformed in China and Taiwan. To minimize the problems with GDR premia, we have shifted from 5.7% of portfolio assets invested locally in Taiwan to 16.0%.

    At the end of May, MSCI re-included Malaysia, reduced the discount applied to Taiwan to 35%, and included several red-chips (including China Mobile) in the China index. We have re-classified China Mobile and Citic Pacific into China and out of Hong Kong to match the MSCI definitions. Against the index, we continue to be overweight in Taiwan and Korea, with heavy weighting in the technology sector. We have minimal weightings in the smaller Southeast Asian markets, Thailand, Indonesia and The Philippines.

    Portfolio activity has centered on reducing the number of names in the portfolio and focusing on the new economy. Old economy names such as Korea Electric Power, DBS Land, Nan Ya Plastics and Swire Pacific were eliminated from the portfolio and replaced with a mobile operator (China Telecom), technology stocks (Unisem, ST Assembly Test Services, Compeq, and Macronix) and an Internet holding company (Pacific Century Cyberworks). Krung Thai Bank, Bank of The Philippine Islands, and Hang Seng Bank were sold as we perceived them to be vulnerable to a switch to Internet banking. Given our concerns about the opening of the Singapore market to competition, we sold Singapore Telecom and took profits from SK Telecom.

    The Nasdaq weakness spilled over into technology shares in Asia. Leading stocks such as Samsung Electronics and Taiwan Semiconductor came under heavy selling pressure. We have taken the opportunity with the falls in technology shares to increase the weightings in several of Asia's leading technology companies. We made purchases in Samsung Electronics, United Microelectronics, Taiwan Semiconductor, Macronix, and Siliconware Precision. A new holding, Via Technologies, was also added to the portfolio. These companies are all involved in the semiconductor industry which is enjoying a period of very strong demand. We also increased the weighting in China Mobile as the company continues to exceed expectations for the number of subscribers, and we expect strong profit growth.

    Against the portfolio increases, we have also reduced or eliminated some previous holdings. We sold distributor Synnex as we prefer to concentrate on the semiconductor industry. We also sold the position in Thai Farmers Bank as Thailand has progressed slowly in working through the non-performing loans. Due to the weak Philippine economy and apparent lack of leadership in the country, we sold Manila Electric and PLDT.

OUTLOOK

    The electronics industry, and the semiconductor sector in particular, is enjoying a period of very strong demand. Foundry companies are unable to meet demand and are therefore able to increase prices for their wafers. Taiwan Semiconductor has already reported excellent second quarter profits, and we expect likewise from others like United Microelectronics. Samsung Electronics has even mentioned the possibility of DRAM shortages in the second half of the year. While this is good news for the foundries and integrated circuit testing companies, it is not good for the contract manufacturers, many of which have complained about component shortages which will lower utilization rates. Our strategy is to overweight the foundry industry as long as pricing remains very firm and to underweight the contract manufacturers.

    In the telecoms sector, we favor mobile companies over fixed line operators. We have overweight positions in Hutchison Whampoa, China Mobile and SK Telecom.

    We also have an overweight position in the banking sector. Asset quality in Asia should gradually improve as the economies recover and banks are able to make dramatically lower provisions. Although loan growth is not yet strong in Asia, we expect to see some signs of improvement in the coming months. Our banking exposure is concentrated in Hong Kong, Singapore and Malaysia, three countries that have been more successful in working through problems caused by the last recession. Early second quarter results from DBS Group and HSBC are encouraging, and this sector may attract investor attention if U.S. interest rates are deemed to have peaked.

    Our strategy is to run a more focused portfolio with a shorter list of names. As of June 30, 2000, there are 34 holdings (compared to 52 at June 30,
1999) with the top 10 holdings accounting for over 61% of the fund (compared to 34% at June 30, 1999). Less than 50% of the fund is matched with the index.

-- Robert Conlon

Hong Kong

CURRENTLY, SHAREHOLDERS OF THE FUND ARE CONSIDERING A PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE FUND IN ORDER TO TRANSFORM IT FROM THE ASIA BLUE CHIP FUND INTO THE ASIA NEW ECONOMY FUND. THIS ACTION WILL ALLOW THE FUND TO CONCENTRATE MORE ON INVESTING IN THE ASIA NEW ECONOMY.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        34
 Portfolio Turnover:             46.4%
 % of Stocks in Top 10:          61.3%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
Samsung Electronics GDR         13.5%
Hutchison Whampoa                8.9%
China Telecom                    7.9%
Taiwan Semiconductor
 Manufacturing Co., Ltd.         6.3%
SK Telecom Co.                   5.9%
United Microelectronics Corp.    4.8%
DBS Group Holdings Ltd.          3.8%
Johnson Electric Holdings        3.5%
Malayan Banking Berhad           3.5%
Cable & Wireless HKT             3.2%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Electronics                     38.3%
Telecommunications              20.0%
Banking                         14.1%
Diversified Operations          10.5%
Airline                          2.9%
  TOP 5 COUNTRIES (% OF NET ASSETS)
-------------------------------------
Hong Kong                       34.8%
South Korea                     23.1%
Taiwan                          22.8%
Singapore                       11.2%
Malaysia                         5.6%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT ASIA BLUE CHIP FUND AND THE MSCI AC FAR EAST FREE EX-JAPAN INDEX

          GUINNESS FLIGHT ASIA  MSCI AC FAR EAST FREE
             BLUE CHIP FUND        EX-JAPAN INDEX
4/29/96*               $10,000                $10,000
6/30/96                 $9,904                 $9,706
9/30/96                 $9,840                 $9,372
12/31/96               $10,384                 $9,564
3/31/97                 $9,880                 $9,247
6/30/97                $10,411                 $9,815
9/30/97                 $8,697                 $8,064
12/31/97                $6,471                 $5,591
3/31/98                 $6,759                 $5,860
6/30/98                 $4,951                 $3,925
9/30/98                 $4,661                 $3,611
12/31/98                $5,709                 $5,062
3/31/99                 $5,950                 $5,179
6/30/99                 $7,450                 $7,108
9/30/99                 $6,781                 $6,369
12/31/99                $9,200                 $7,849
3/31/00                 $9,297                 $7,584
6/30/00                 $8,401                 $6,674

* Inception date.

                AVERAGE ANNUAL TOTAL RETURN
                          ONE YEAR                            SINCE INCEPTION
                           12.77%                                  -4.09%


Past performance is not indicative of future performance.
Share value will fluctuate so that an
investor's shares, when redeemed, may be worth more or less than the original investment.
The index referenced in this chart is not available for investment and does not incur expenses.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

SCHEDULE OF INVESTMENTS BY COUNTRY

AT JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------
SHARES
           COMMON STOCKS: 98.6%
                                                                          VALUE
-------------------------------------------------------------------------------
           HONG KONG: 34.8%
 135,200   Cable & Wireless HKT....................................  $  297,444
  60,000   Cathay Pacific Airways..................................     111,220
  84,000   China Telecom...........................................     740,826
  18,000   Cheung Kong.............................................     199,157
  30,000   Citic Pacific Ltd.......................................     157,017
  50,000   Dao Heng Bank Group Ltd.................................     221,286
  18,000   HSBC Holdings Plc.......................................     205,507
  66,000   Hutchison Whampoa.......................................     829,725
  35,000   Johnson Electric Holdings...............................     331,127
  12,000   Li & Fung Ltd...........................................      60,036
  50,000   Pacific Century Cyberworks..............................      98,777
                                                                     ----------
                                                                      3,252,122
                                                                     ----------
           MALAYSIA: 5.6%
  36,000   Commerce Asset-Holding Berhad...........................     104,211
  81,000   Malayan Banking Berhad..................................     328,263
  13,000   Unisem (M) Berhad.......................................      92,368
                                                                     ----------
                                                                        524,842
                                                                     ----------
           SINGAPORE: 11.2%
  22,000   Chartered Semiconductor.................................     192,062
  27,890   DBS Group Holdings Ltd..................................     357,967
  16,000   Singapore Airlines......................................     158,182
  13,000   Singapore Press Holdings................................     202,931
  21,120   United Overseas Bank....................................     137,979
                                                                     ----------
                                                                      1,049,121
                                                                     ----------
           SOUTH KOREA: 23.1%
   3,907   Korea Telecom Corp. GDR.................................     185,583
  14,970   SK Telecom Co...........................................     548,276
   3,800   Samsung Electronics GDR.................................   1,257,550
  18,000   Shinhan Bank............................................     169,503
                                                                     ----------
                                                                      2,160,912
                                                                     ----------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

SCHEDULE OF INVESTMENTS BY COUNTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
           TAIWAN: 22.8%
  16,320   Asustek Computer GDR....................................  $  134,916
  12,650   Acer, Inc. GDR..........................................     117,961
  16,000   Compeq Manufacturing Co., Ltd.*.........................      98,421
   9,034   Macronix International Co., Ltd.*.......................     237,141
  16,418   Ritek Corp..............................................     128,881
  67,000   Siliconware Precision GDR...............................     150,464
 123,200   Taiwan Semiconductor Manufacturing Co., Ltd.*...........     585,426
   4,128   Taiwan Semiconductor ADR................................     153,768
 161,000   United Microelectronics Corp.*..........................     448,023
   5,000   Via Technologies, Inc.*.................................      77,299
                                                                     ----------
                                                                      2,132,300
                                                                     ----------
           THAILAND: 1.1%
   8,000   Advanced Info Services (FB).............................      99,503
                                                                     ----------
           TOTAL COMMON STOCKS
             (cost $7,353,330).....................................   9,218,800
                                                                     ----------
           TOTAL INVESTMENTS IN SECURITIES
             (cost $7,353,330+): 98.6%.............................   9,218,800
           Other Assets less Liabilities: 1.4%.....................     130,911
                                                                     ----------
           NET ASSETS: 100.0%......................................  $9,349,711
                                                                     ==========

*  Non-income producing security.
+  At June 30, 2000, the basis of investments for federal income tax
   purposes was the same as their cost for financial reporting purposes.
   Unrealized appreciation and depreciation were as follows:
    Gross unrealized appreciation....................  $2,127,726
    Gross unrealized depreciation....................    (262,256)
                                                       ----------
    Net unrealized appreciation......................  $1,865,470
                                                       ==========
ADR - American depositary receipt.
GDR - Global depositary receipt.

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

------------------------------------------------------------------------
                                                                 % OF
INDUSTRY                                                      NET ASSETS
------------------------------------------------------------------------
Airline.....................................................      2.9%
Banking.....................................................     14.1
Computer Equipment..........................................      2.3
Diversified Operations......................................     10.5
Electronics.................................................     38.3
Holding Companies...........................................      2.2
Internet Services...........................................      1.1
Manufacturing...............................................      1.0
Media.......................................................      2.2
Micro Computers.............................................      1.3
Real Estate.................................................      2.1
Telecommunications..........................................     20.0
Wholesale...................................................      0.6
                                                                -----
TOTAL INVESTMENTS IN SECURITIES.............................     98.6
OTHER ASSETS LESS LIABILITIES...............................      1.4
                                                                -----
NET ASSETS..................................................    100.0%
                                                                =====

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $7,353,330).......  $ 9,218,800
Cash........................................................       12,928
Receivables:
    Securities sold.........................................      109,741
    Fund shares sold........................................          102
    Due from advisor (Note 3)...............................          509
    Dividends and interest..................................        8,793
Prepaid expenses............................................       12,520
Deferred organization costs.................................        1,445
                                                              -----------
    Total assets............................................    9,364,838
                                                              -----------

LIABILITIES
Accrued expenses............................................       15,127
                                                              -----------
NET ASSETS..................................................  $ 9,349,711
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($9,349,711/897,019 shares outstanding; unlimited
    number of shares authorized without par value)..........       $10.42
                                                                   ------
                                                                  -------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $ 9,596,307
    Accumulated net investment loss.........................       (7,107)
    Accumulated net realized loss on investments and foreign
      currency..............................................   (2,107,441)
    Net unrealized appreciation on:
        Investments.........................................    1,865,470
        Foreign Currency....................................        2,482
                                                              -----------
NET ASSETS..................................................  $ 9,349,711
                                                              ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

----------------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign tax withheld of $3,595)...........   $    51,517
Interest....................................................         1,554
                                                               -----------
    Total income............................................        53,071
                                                               -----------

EXPENSES
Advisory fees (Note 3)......................................        49,184
Fund accounting fees........................................        25,115
Transfer agent fees.........................................        19,944
Administration fees (Note 3)................................        12,296
Custody fees................................................        11,838
Audit fees..................................................         6,980
Registration expense........................................         6,655
Reports to shareholders.....................................         2,717
Trustee fees................................................         2,083
Legal fees..................................................         2,008
Miscellaneous...............................................         1,049
Amortization of deferred organization costs.................           872
Insurance expense...........................................           362
                                                               -----------
    Total expenses..........................................       141,103
    Less: Fees waived and expenses absorbed (Note 3)........       (43,720)
                                                               -----------
    Net expenses............................................        97,383
                                                               -----------
        NET INVESTMENT LOSS.................................       (44,312)
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
Net realized gain on investments............................     1,125,802
Net realized loss on foreign currency.......................          (406)
Net unrealized depreciation on:
    Investments.............................................    (1,937,504)
    Foreign currency........................................        (1,604)
                                                               -----------
    Net realized and unrealized loss on investments and
      foreign currency......................................      (813,712)
                                                               -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................   $  (858,024)
                                                               ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------
                                              SIX MONTHS              YEAR
                                                 ENDED               ENDED
                                            JUNE 30, 2000#     DECEMBER 31, 1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss).............     $   (44,312)        $    10,458
Net realized gain on investments.........       1,125,802             660,815
Net realized loss on foreign currency....            (406)             (5,294)
Net unrealized appreciation
  (depreciation) on:
    Investments..........................      (1,937,504)          3,488,488
    Foreign currency.....................          (1,604)              4,081
                                              -----------         -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........        (858,024)          4,158,548
                                              -----------         -----------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
  net change in outstanding shares (a)...        (578,609)         (1,221,632)
                                              -----------         -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS.............................      (1,436,633)          2,936,916

NET ASSETS
Beginning of period......................      10,786,344           7,849,428
                                              -----------         -----------
END OF PERIOD (including accumulated net
  investment income (loss) of ($7,107)
  and $37,205, respectively).............     $ 9,349,711         $10,786,344
                                              ===========         ===========

    (a) A summary of capital share transactions is as follows:

                                      SIX MONTHS
                                        ENDED                      YEAR
                                    JUNE 30, 2000#                ENDED
------------------------------------------------------      DECEMBER 31, 1999
                                ----------------------   ------------------------
                                 SHARES       VALUE        SHARES
------------------------------------------------------                   VALUE
Shares sold...................   334,872   $ 3,576,294      996,270   $ 8,273,165
Shares redeemed...............  (382,783)   (4,154,903)  (1,159,538)   (9,494,797)
                                --------   -----------   ----------   -----------
NET DECREASE..................   (47,911)  $  (578,609)    (163,268)  $(1,221,632)
                                ========   ===========   ==========   ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------------------
                                                                                 APRIL 29,
                                SIX MONTHS                                         1996*
                                   ENDED         YEAR ENDED DECEMBER 31,          THROUGH
                                 JUNE 30,     ------------------------------   DECEMBER 31,
                                   2000#        1999       1998       1997         1996
--------------------------------------------------------------------------------------------
Net asset value, beginning of
  period......................    $11.41       $ 7.08    $  8.08    $ 12.98       $12.50
                                  ------       ------    -------    -------       ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income
    (loss)....................     (0.05)       (0.03)      0.05       0.02         0.00
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency......     (0.94)        4.36      (1.01)     (4.91)        0.48
                                  ------       ------    -------    -------       ------
Total from investment
  operations..................     (0.99)        4.33      (0.96)     (4.89)        0.48
                                  ------       ------    -------    -------       ------

LESS DISTRIBUTIONS:
  From net investment
    income....................        --           --      (0.04)     (0.01)          --
                                  ------       ------    -------    -------       ------
Net asset value, end of
  period......................    $10.42       $11.41    $  7.08    $  8.08       $12.98
                                  ======       ======    =======    =======       ======

Total return..................     (8.68)%++    61.16 %   (11.78)%   (37.68)%       3.84 %++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (millions)...................    $  9.3       $ 10.8    $   7.8    $   6.9       $  3.7
RATIO OF EXPENSES TO AVERAGE
 NET ASSETS:
  Before fees waived, expenses
    absorbed or recouped......      2.87 %+      2.99 %     3.85 %     4.41 %       9.14 %+
  After fees waived, expenses
    absorbed or recouped......      1.98 %+      1.98 %     1.98 %     1.98 %       1.98 %+
RATIO OF NET INVESTMENT INCOME
 (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived, expenses
    absorbed or recouped......     (1.79)%+     (0.89)%    (1.03)%    (2.16)%      (7.10)%+
  After fees waived, expenses
    absorbed or recouped......     (0.90)%+      0.12 %     0.91 %     0.28 %       0.06 %+

Portfolio turnover rate.......     46.43 %++    82.34 %    77.62 %    34.69 %      10.97 %++

BANK LOANS
Amount outstanding at end of
 period (millions)............       n/a       $   --^   $    --    $    --          n/a
Average amount of bank loans
 oustanding during the period
 (monthly average)
 (millions)...................       n/a       $   --^   $    --    $  0.12          n/a
Average number of shares
 outstanding during the period
 (monthly average)
 (millions)...................       n/a           --^        --       0.48          n/a
Average amount of debt per
 share during the period......       n/a       $   --^   $    --    $  0.25          n/a

#          Unaudited
*          Commencement of operations.
+          Annualized.
++         Not annualized.
^          The Fund's line of credit expired June 15, 1999.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

BACKDROP

    In the first three months of this year, technology companies in Singapore and Taiwan performed strongly. Fundamentally, these companies have benefited from the rebound in intra-regional trade and continued export growth to the U.S. This factor, as well as the strong performance of the technology sector globally, pushed Asian technology shares sharply higher. However, interest rate concerns in Hong Kong focused investors away from old economy stocks, causing heavy selling pressure for Dah Sing Financial, JCG Holdings, Esprit Holdings and HKR International. Moreover, the Philippine stock market has slumped as President Estrada's government struggles to overcome charges of cronyism and a lack of economic leadership. The best performing sectors in Thailand were telecommunications and technology where the fund has little exposure, which caused this element of the portfolio to underperform.

    Asian markets fell sharply during April and May as investors continued to worry about rising U.S. interest rates and heavy falls in the Nasdaq market. Poor performance of technology companies in Singapore, Korea and Taiwan was a complete reversal of the out-performance we saw in the first quarter.

    As investors became more sanguine about U.S. interest rates, Asian stock markets rebounded in June, even though the share price recovery in most of the smaller companies again lagged larger companies. The Hong Kong economic recovery continued, particularly with private consumption as banks focused on consumer lending and mass-market retailers saw strong growth.

    The semiconductor sector, dominated by larger companies, performed well due to strong demand, a supply shortage and firm pricing. Downstream electronic manufacturers such as Venture Manufacturing and Natsteel Electronics in Singapore are exposed to the widespread shortages of components due to exceptionally strong demand, not only from the U.S. but also from the Asia-Pacific and Europe. Although their order backlogs are much stronger this year than last, manufacturers cannot meet their customers' demands due to the component shortages. We expect this situation to continue until component supplies catch up with demand in the next six months.

    Taiwan's technology sector followed the sharp Nasdaq correction. Additionally cross-straits tensions have re-emerged following the March presidential election in Taiwan. The ex-ruling party has been selling its equity investments, and both local mutual funds and retail investors have followed suit. The very near term outlook for the stock market is quite difficult. However, we still like the Taiwanese stock market on the back of strong momentum in electronic exports. Sales figures for the electronic sector were encouraging in the first half, especially from the semiconductor companies.

THE FUND

    The fund has benefited from strong returns in core holdings in countries such as Singapore, Korea and Malaysia where the portfolio was well positioned for the sharp economic recovery that took place. Since the 3Q99, we have increasingly focused on the technology sector, and the technology stocks in the portfolio have performed well.

    Also, we have focused on increasing the Taiwanese weighting. To reflect our positive view, we increased Taiwan's weighting in the portfolio from 15% to 27% during the first half of this year. In Taiwan, the combination of buoyant liquidity, improving economic conditions and accelerating earnings should drive the stock market in the months ahead. Zyxel Communications, Realtek Semiconductor, DB Telecom and Procomp Informatics are growth companies focusing on semiconductor, telecom/wireless and components businesses. Additional new holdings in this sector include World Wiser (printed circuit boards manufacturer), Weltrend Semiconductor (integrated circuit driver for flat-screen
TVs) and Stark Technology (system integrator for integrated circuit companies).

    We decreased Thailand's weighting from 6% to 2% during this period due to concerns about the sustainability of economic recovery on the back of slow debt restructuring. We also trimmed defensive holdings such as Hung Hing Printing, Cafe De Coral, Guangdong Kelon, and China Pharmaceutical to make room for the increase in Taiwan. Due to their strong performance and in part to meet redemptions, we took profits in Datacraft, Venture Manufacturing and ASM Pacific. We believe that all the good news regarding Malaysia's re-inclusion in the MSCI indices has been reflected in the market and have therefore changed our view on Malaysia from overweight to underweight.

OUTLOOK

    The increase in information technology spending due to demand from the new economy has helped the profit outlook for the Asian electronics industry. This demand is coming not just from Asia but from global demand for access to the Internet, wireless phones, etc. Electronics is a significant portion of Asian exports and one of the largest sectors in most Asian stock markets. Although there has been recent volatility and weakness on the Nasdaq, share prices of Asian electronics manufacturers have held up relatively well. We prefer manufacturers and existing businesses that are embracing the Internet, which we believe can be found in the Taiwan smaller companies' universe, rather than the new start-up companies. Going forward, we will continue to seek investment opportunities in the Taiwanese electronics sector.

    Throughout Asia, domestic economies have all recovered from the 1997-1998 recessionary period, and several are growing very rapidly. With strong external and internal demand, Asian economies should continue to be healthy this year, which bodes well for equity investments.

    Although there is uncertainty regarding U.S. interest rates and a U.S. economic hard landing, the impact of either scenario on Asia should be minimal. Asia has very low inflation with abundant liquidity (the only exception is Hong Kong due to the pegged currency), and hence, there is very little upward pressure on interest rates. A U.S. hard landing will affect end-demand for Asian exports, but we believe Asian companies are currently more sensitive to the global outsourcing trend than to global end demand.

    We remain bullish on Asian equities and the prospects for good quality technology companies and domestic plays. We believe that the global adoption of the Internet and e-commerce by both consumers and corporations will result in strong demand for integrated circuits, flash memory chips, telecom equipment and related services, areas in which Asia has a significant involvement. However, we believe the divergent performance between larger and smaller companies will continue due to insufficient participation from retail investors. Their confidence remains fragile due to the recent severe correction in the technology sector. The return of investors' confidence is essential for smaller companies to perform.

-- Agnes Chow
Hong Kong

                      GUINNESS FLIGHT ASIA SMALL CAP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        52
 Portfolio Turnover:             36.8%
 % of Stocks in Top 10:          37.0%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
Ambit Microsystems Corp.         4.5%
ASM Pacific Technology           4.5%
Giordano International Ltd.      4.2%
Realtek Semiconductor Corp.      4.1%
Datacraft Asia Ltd.              3.5%
Dah Sing Financial Holdings      3.4%
Esprit Holdings Ltd.             3.2%
QPL Intl Oldings Ltd.            3.2%
World Peace Indust               3.2%
Zyxel Communications Corp.       3.2%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Electronics                     23.1%
Computers                       15.0%
Retail                           9.7%
Banking                          6.6%
Computer Equipment               6.5%
  TOP 5 COUNTRIES (% OF NET ASSETS)
-------------------------------------
Hong Kong                       38.9%
Taiwan                          27.7%
Singapore                       12.0%
South Korea                      9.6%
Malaysia                         7.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)

                                  HSBC JAMES
            GUINNESS FLIGHT ASIA  CAPEL SASC
                  Small Cap Fund       Index
4/29/96*                 $10,000     $10,000
6/30/96                  $10,461      $9,530
9/30/96                  $10,397      $9,467
12/31/96                 $11,308      $9,720
3/31/97                  $12,046     $10,336
6/30/97                  $13,406      $9,999
9/30/97                  $12,504      $7,820
12/31/97                  $7,829      $4,464
3/31/98                   $7,684      $5,116
6/30/98                   $5,005      $3,280
9/30/98                   $4,530      $2,921
12/31/98                  $5,415      $3,822
03/31/1999                $4,916      $3,765
06/30/1999                $6,911      $5,900
09/30/1999                $6,517      $5,138
12/31/1999                $7,712      $5,478
3/31/00                   $8,069      $5,548
6/30/00                   $6,358      $4,477

     * INCEPTION DATE.
AVERAGE ANNUAL TOTAL RETURN
One Year                     Since Inception
-8.01%                               -10.28%

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS BY COUNTRY

AT JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 100.0%
                                                                          VALUE
-------------------------------------------------------------------------------
            HONG KONG: 38.9%
  320,000   ASM Pacific Technology................................  $ 1,198,663
  510,000   China Pharmaceutical Enterprises......................       10,468
1,130,000   Culturecom Holdings Ltd.*.............................      163,803
  227,214   Dah Sing Financial Holdings...........................      915,228
  830,840   Esprit Holdings Ltd...................................      863,310
  740,000   Giordano International Ltd............................    1,124,901
  130,000   Global Tech (Holdings) Ltd.*..........................      150,090
2,000,000   Glorious Sun Enterprises Ltd..........................      558,025
5,144,000   Hanny Holdings Ltd....................................      343,138
1,350,400   HKR International Ltd.................................      541,348
  900,000   Hung Hing Print Group.................................      346,360
1,480,000   JCG Holdings Ltd......................................      740,441
1,920,000   Pine Technology.......................................      263,542
  600,000   QPL Intl Oldings Ltd..................................      862,052
1,000,000   Quality Healthcare Asia Ltd...........................      295,048
  400,000   Shui On Construction..................................      564,439
1,500,000   TCL International Holdings Ltd.*......................      548,404
4,508,000   Texwinca Holdings Ltd.................................      676,603
  100,000   Varitronix Intl Ltd...................................      173,822
                                                                    -----------
                                                                     10,339,685
                                                                    -----------
            MALAYSIA: 7.8%
  360,000   Gamuda Berhad.........................................      416,842
  400,000   Hong Leong Bank.......................................      642,105
  400,000   Public Finance - Foreign..............................      423,158
   84,000   Unisem Berhad.........................................      596,842
                                                                    -----------
                                                                      2,078,947
                                                                    -----------
            PHILIPPINES: 2.3%
7,400,000   Cosmos Bottling Corp..................................      403,979
  202,500   Equitable Banking Corp................................      206,107
                                                                    -----------
                                                                        610,086
                                                                    -----------

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS BY COUNTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            SINGAPORE: 12.0%
  104,800   Datacraft Asia Ltd....................................  $   922,240
  540,000   First Capital Corp....................................      515,133
  620,000   Flextech Holdings Ltd.................................      426,560
  170,000   Natsteel Electronics Ltd..............................      520,915
   80,000   Venture Manufacturing.................................      814,038
                                                                    -----------
                                                                      3,198,886
                                                                    -----------
            SOUTH KOREA: 9.6%
   96,000   Comtec Systems Co., Ltd...............................      495,056
   67,505   Dauo Technology, Inc..................................      653,846
    1,397   Dongwon Securities Co.................................       10,070
   77,800   Korea Circuit Co......................................      391,433
   54,600   Pantech...............................................      420,141
   13,280   Shinsegae Department Stores...........................      583,592
                                                                    -----------
                                                                      2,554,138
                                                                    -----------
            TAIWAN: 27.7%
  121,250   Ambit Microsystems Corp...............................    1,203,621
  135,000   Dialer & Bus Elec.....................................      254,841
       60   D-Link Corp...........................................          141
   71,980   Procomp Informatics Co., Ltd.*........................      372,492
   88,000   Prodisc International.................................      592,872
  130,000   Realtek Semiconductor Corp............................    1,087,388
   44,000   Stark Technology, Inc.*...............................      587,144
  152,600   Systex Corp...........................................      536,397
  146,000   Weltrend Semiconductor, Inc.*.........................      522,701
  182,000   World Peace Indust....................................      847,063
   15,860   World Peace Industrial*...............................       30,522
  112,000   World Wiser Electronics, Inc.*........................      302,555
  100,000   Wyse Tech Taiwan......................................      179,007
  255,000   Zyxel Communications Corp.............................      838,243
                                                                    -----------
                                                                      7,354,987
                                                                    -----------

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS BY COUNTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            THAILAND: 1.7%
  350,000   Kiatnakin Finance.....................................  $   160,571
  600,000   United Broadcasting Corp..............................      298,203
                                                                    -----------
                                                                        458,774
                                                                    -----------
            TOTAL COMMON STOCKS
              (cost $25,111,459)..................................   26,595,503
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES
              (cost $25,111,459+): 100.0%.........................   26,595,503
            Other Assets less Liabilities: 0.0%...................        4,661
                                                                    -----------
            NET ASSETS: 100.0%....................................  $26,600,164
                                                                    ===========

*  Non-income producing security.
+  At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
   Unrealized appreciation and depreciation were as follows:
   Gross unrealized appreciation.....................................  $ 7,373,270
   Gross unrealized depreciation.....................................   (5,889,226)
                                                                       -----------
   Net unrealized appreciation.......................................  $ 1,484,044
                                                                       ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

------------------------------------------------------------------------
                                                                 % OF
INDUSTRY                                                      NET ASSETS
------------------------------------------------------------------------
Banking.....................................................       6.6%
Cable TV....................................................       1.1
Computer Equipment..........................................       6.5
Computers...................................................      15.0
Construction................................................       3.7
Consumer Related............................................       4.6
Electronics.................................................      23.1
Finance.....................................................       5.0
Food & Beverage.............................................       1.5
Manufacturing...............................................       5.2
Materials...................................................       1.3
Medical Products............................................       1.1
Pharmaceuticals.............................................       0.0
Publishing..................................................       0.6
Real Estate.................................................       4.0
Retail......................................................       9.7
Technology..................................................       2.2
Telecommunications..........................................       5.6
Wholesale...................................................       3.2
                                                                ------
TOTAL INVESTMENTS IN SECURITIES.............................     100.0
OTHER ASSETS LESS LIABILITIES...............................       0.0
                                                                ------
NET ASSETS..................................................    100.00%
                                                                ======

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $25,111,459)......  $ 26,595,503
Receivables:
    Securities sold.........................................       362,145
    Fund shares sold........................................            17
    Dividends and interest..................................        12,584
Prepaid expenses............................................        59,313
Deferred organization costs.................................         1,445
                                                              ------------
    Total assets............................................    27,031,007
                                                              ------------

LIABILITIES
Cash overdraft..............................................       379,765
Payables:
    Due to advisor (Note 3).................................        11,844
    Unrealized loss on forward foreign currency contracts...         1,485
Accrued expenses............................................        37,749
                                                              ------------
    Total liabilities.......................................       430,843
                                                              ------------
NET ASSETS..................................................  $ 26,600,164
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($26,600,164/3,391,038 shares outstanding; unlimited
    number of shares authorized without par value)..........         $7.84
                                                                     -----
                                                                    ------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $113,646,536
    Accumulated net investment loss.........................       (48,862)
    Accumulated net realized loss on investments and foreign
      currency..............................................   (88,479,107)
    Net unrealized appreciation (depreciation) on:
        Investments.........................................     1,484,044
        Foreign Currency....................................        (2,447)
                                                              ------------
NET ASSETS..................................................  $ 26,600,164
                                                              ============

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign tax withheld of $26,321)..........   $    276,186
Interest....................................................          2,610
                                                               ------------
    Total income............................................        278,796
                                                               ------------

EXPENSES
Advisory fees (Note 3)......................................        165,483
Transfer agent fees.........................................         72,957
Administration fees (Note 3)................................         41,371
Custody fees................................................         40,169
Fund accounting fees........................................         24,505
Reports to shareholders.....................................         13,486
Audit fees..................................................          8,846
Registration expense........................................          8,095
Legal fees..................................................          4,567
Trustee fees................................................          2,994
Insurance expense...........................................          1,859
Miscellaneous...............................................          1,820
Amortization of deferred organization costs.................            872
                                                               ------------
    Total expenses..........................................        387,024
    Less: Fees waived (Note 3)..............................        (59,366)
                                                               ------------
    Net expenses............................................        327,658
                                                               ------------
        NET INVESTMENT LOSS.................................        (48,862)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
Net realized gain on investments............................        860,989
Net realized loss on foreign currency.......................        (16,569)
Net unrealized depreciation on:
    Investments.............................................     (6,404,317)
    Foreign currency........................................         (3,534)
                                                               ------------
    Net realized and unrealized loss on investments and
      foreign currency......................................     (5,563,431)
                                                               ------------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................   $ (5,612,293)
                                                               ============

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------
                                              SIX MONTHS              YEAR
                                                 ENDED               ENDED
                                            JUNE 30, 2000#     DECEMBER 31, 1999
---------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss).............     $   (48,862)        $   180,602
Net realized gain (loss) on
  investments............................         860,989          (7,588,710)
Net realized loss on foreign currency....         (16,569)            (36,295)
Net unrealized appreciation
  (depreciation) on:
    Investments..........................      (6,404,317)         18,363,984
    Foreign currency.....................          (3,534)              2,364
                                              -----------         -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........      (5,612,293)         10,921,945
                                              -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............              --            (296,390)
                                              -----------         -----------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
  net change in outstanding shares (a)...      (5,461,464)        (22,368,510)
                                              -----------         -----------
    TOTAL DECREASE IN NET ASSETS.........     (11,073,757)        (11,742,955)

NET ASSETS
Beginning of period......................      37,673,921          49,416,876
                                              -----------         -----------
END OF PERIOD............................     $26,600,164         $37,673,921
                                              ===========         ===========

    (a) A summary of capital share transactions is as follows:

                                    SIX MONTHS
                                       ENDED                        YEAR
                                  JUNE 30, 2000#                    ENDED
-------------------------------------------------------       DECEMBER 31, 1999
                            ---------------------------   -------------------------
                              SHARES          VALUE         SHARES
-------------------------------------------------------                   VALUE
Shares sold...............      598,329   $   5,233,666    1,407,392   $ 11,051,386
Shares issued in
  reinvestment of
  distributions...........           --              --       27,499        261,515
Shares redeemed...........   (1,167,124)    (10,695,130)  (4,823,217)   (33,681,411)
                            -----------   -------------   ----------   ------------
NET DECREASE..............     (568,795)  $  (5,461,464)  (3,388,326)  $(22,368,510)
                            ===========   =============   ==========   ============

# Unaudited.

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------
                                                                                              APRIL 29,
                                           SIX MONTHS               YEAR ENDED                  1996*
                                              ENDED                DECEMBER 31,                THROUGH
                                            JUNE 30,      ------------------------------     DECEMBER 31,
                                              2000#         1999       1998       1997           1996
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....     $  9.51       $ 6.73    $  9.73    $ 14.10         $12.50
                                             -------       ------    -------    -------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........       (0.01)        0.05       0.06       0.07           0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency............................       (1.66)        2.81      (3.06)     (4.38)          1.61
                                             -------       ------    -------    -------         ------
Total from investment operations........       (1.67)        2.86      (3.00)     (4.31)          1.63
                                             -------       ------    -------    -------         ------
LESS DISTRIBUTIONS:
  From net investment income............          --        (0.08)        --         --          (0.02)
  From net realized gain................          --           --         --      (0.01)         (0.01)
  Return of capital.....................          --           --         --      (0.05)            --
                                             -------       ------    -------    -------         ------
Total distributions.....................          --        (0.08)        --      (0.06)         (0.03)
                                             -------       ------    -------    -------         ------
Net asset value, end of period..........     $  7.84       $ 9.51    $  6.73    $  9.73         $14.10
                                             =======       ======    =======    =======         ======
Total return............................      (17.56)%++    42.43 %   (30.83)%   (30.77)%        13.08 %++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)....     $  26.6       $ 37.7    $  49.4    $ 108.5         $ 50.9
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    or recouped.........................        2.34 %+      2.39 %     2.31 %     1.76 %         3.09 %+
  After fees waived, expenses absorbed
    or recouped.........................        1.98 %+      1.98 %     1.98 %     1.80 %         1.98 %+
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    or recouped.........................       (0.66)%+      0.07 %     0.52 %     0.53 %        (0.76)%+
  After fees waived, expenses absorbed
    or recouped.........................       (0.30)%+      0.48 %     0.85 %     0.49 %         0.36 %+

Portfolio turnover rate.................       36.77 %++    67.24 %    48.95 %    52.33 %        21.91 %++
BANK LOANS
Amount outstanding at end of period
  (millions)............................         n/a       $   --^   $  0.81        n/a            n/a
Average amount of bank loans oustanding
  during the period (monthly average)
  (millions)............................         n/a       $ 0.65^   $  0.07        n/a            n/a
Average number of shares outstanding
  during the period (monthly average)
  (millions)............................         n/a         5.52^      6.57        n/a            n/a
Average amount of debt per share during
  the period............................         n/a       $ 0.12^   $  0.01        n/a            n/a

#    Unaudited
*    Commencement of operations.
+    Annualized.
++   Not annualized.
^    The Fund's line of credit expired June 15, 1999.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

BACKDROP

    Outside the Hang Seng Index, the Hong Kong market was led, as in most other parts of the world, by the technology and media sectors. A raft of new issues came to the market with Li Ka Shing's Internet offering, Tom.com, marking the high point in investor sentiment during the first quarter. The commercial & industrial sector rose over 20% over the quarter while banks, real estate and utilities all fell between 4% and 17%. Of the major stocks in the index, China Mobile (name changed from China Telecom), Hutchison Whampoa, and Cheung Kong outperformed significantly while HSBC and Cable & Wireless HKT underperformed by 16% and 9% respectively.

    Into the second quarter, the market fell steadily before staging a 10% rally in June led by the property and the commercial & industrial sectors. Over the second quarter as a whole within the Hang Seng Index, Johnson Electric, Cathay Pacific and Swire Pacific were the strongest performers, while Hutchison Whampoa, Cheung Kong and the property developers were the weakest. China Mobile ended the second quarter almost unchanged following a rise of 18% in June, giving it a weight of over 26% in the Index. HSBC continued its modest performance, outperforming in down markets.

    Economic growth continues to be driven by strong trade numbers and a small pickup in fixed asset investment. While retail sales figures are positive in both volume and value terms, deflation and high real interest rates are still putting pressure on aggregate private consumption, which is particularly evident in the residential real estate sector. Property prices are still well below their peak while individual and corporate leverage is low. Property launches have been lacklustre affairs and have done nothing to dispel the sense of caution in this sector. Overall, progress is good, but the broad-based recovery is still a few months away.

    Among a number of notable events, China Unicom, the number two telecoms company in China, was successfully floated and is Hong Kong's largest new issue to date. In the face of domestic pressure over depressed property prices, the government backed away from its aggressive policy target of 85,000 new units per annum. It also decided to hold back 16,000 public sector units over the next three years, choosing to rent rather than sell them. Finally, Hong Kong's economy grew 14% year on year in the first quarter driven by exports, and trade growth has continued to be strong in April and May.

THE FUND

    The makeup of the portfolio has been split between those companies that are beneficiaries of the Asian recovery and those companies with solid track records which are incorporating new technologies into an established business plan. The fund has had little Internet exposure, limited to Pacific Century Cyberworks.

    The portfolio is 81% invested in Hang Seng Index components, has a 33% divergence from the Index and consists of 23 holdings, as compared with 89% in the Hang Seng Index, a 29% divergence and 35 holdings at December 31, 1999.

    The reduction in the banking sector has been at the expense both of HSBC and Hang Seng Bank, which have been cut in the expectation of mediocre performance to meet redemptions. In the property sector, exposure consists of Cheung Kong with its 50% stake in Hutchison Whampoa and Sun Hung Kai Properties. Property prices are expected to remain weak in the face of a large supply overhang. In the utility sector, we sold CLP Holdings and Hong Kong Electric, and placed the proceeds in the conglomerates sector. We also increased holdings in Cathay Pacific and retailers Giordano and Esprit, while eliminating the position in Smartone because of sharply deteriorating prospects and selling Cosco after a strong rally related to China's WTO negotiations.

    It should be noted that the very marked changes in sector weightings are also due to the divergent nature of the market's performance. By way of example, China Mobile's weight in the Hang Seng Index had risen from 17.8% to 24.3% over the first quarter. In the second quarter, we increased our holdings in China Mobile and subscribed to China Unicom. The purchase of China Mobile took the portfolio position to neutral, but following the strong rally in June, the position had to be cut back to below 25% to remain within fund parameters.

OUTLOOK

    The portfolio has been tilted decisively toward those stocks benefiting from the cyclical recovery and toward those companies adapting to technological change. Hong Kong is now firmly on a growth path.

    In the longer term, Hong Kong is making great efforts to reduce the historic reliance on property and bank earnings. The deregulation of the telecoms market and government support for Hong Kong's development as a regional communications hub convince us that the SAR will succeed in reinventing itself once again. The market has reflected this shift with the much reduced importance of the property sector and the move of telecommunications out of the utilities sector and into the broader commercial & industrial sector. More changes to the makeup of the Hang Seng Index are expected.

    The strategy of the fund will continue to be driven by a focus on companies delivering growth in their underlying businesses and in earnings. The recent correction in the stock markets does not alter our view that those companies with a good management track record and are incorporating new business methods into their core business plans will be the long term outperformers.

    The fund remains overweight in mass consumer areas, such as lower-end retailing, overweight in manufacturing (exporters), and overweight in transport (i.e., Cathay Pacific) as the region recovers. We are also overweight in domestic banks, but here it is for stock specific reasons, as Dao Heng and Dah Sing Financial successfully increase margins by moving into consumer lending. We will continue to be underweight in residential real estate with the bulk of the exposure accounted for by Cheung Kong, which is effectively a cheap way into Hutchison Whampoa.

    We will be looking for genuine changes in sentiment in the property market. Catalysts for such a change would include rising inflation and falling real interest rates together with a reduction in the number of unsold units that overhang the market. Both of these catalysts will take time to achieve. The underweight position in HSBC is also under review. The company's performance has been hindered by global factors as well as technical issues surrounding its purchase of CCF in France. However, these negatives could change once U.S. interest rates are seen to have peaked and the benefits of its recent acquisitions start to flow through.

-- Edmund Harriss
Hong Kong

                     GUINNESS FLIGHT CHINA & HONG KONG FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        23
 Portfolio Turnover:             18.4%
 % of Stocks in Top 10:          74.1%

                                 FUND MANAGERS:
                           Edmund Harriss; Adrian Fu

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
China Mobile (Hong Kong) Ltd.
                                24.6%
Hutchison Whampoa               13.6%
Cheung Kong                      7.1%
Johnson Electric Holdings        5.3%
HSBC Holdings Plc                5.0%
Li & Fung Ltd.                   4.7%
Cathay Pacific Airways           3.7%
Cable & Wireless HKT             3.6%
Sun Hung Kai Properties Ltd.     3.4%
Hang Seng Bank                   3.1%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Telecommunications              24.9%
Holding Offices                 16.4%
Real Estate                     10.5%
Commercial Banks                 8.9%
Communication Services           5.5%
    TOP COUNTRY (% OF NET ASSETS)
-------------------------------------
Hong Kong                      100.1%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX

          GUINNESS FLIGHT CHINA & HONG KONG  HANG SENG
                        FUND                   INDEX
6/30/94*                            $10,000    $10,000
9/30/94                             $10,616    $10,871
12/31/94                             $9,226     $9,352
3/31/95                              $9,274     $9,805
6/30/95                             $10,040    $10,512
9/30/95                             $10,680    $11,014
12/31/95                            $11,112    $11,501
3/31/96                             $12,066    $12,510
6/30/96                             $12,254    $12,582
9/30/96                             $13,054    $13,589
12/31/96                            $14,933    $15,358
3/31/97                             $13,828    $14,311
6/30/97                             $17,080    $17,351
9/30/97                             $16,595    $17,183
12/31/97                            $11,896    $12,243
3/31/98                             $11,803    $13,151
6/30/98                              $8,634     $9,754
9/30/98                              $7,990     $8,987
12/31/98                            $10,079    $11,455
3/31/99                             $10,603    $12,493
6/30/99                             $13,111    $15,450
9/30/99                             $12,680    $14,538
12/31/99                            $16,759    $19,366
3/31/00                             $17,510    $19,831
6/30/00                             $16,417    $18,385

     * INCEPTION DATE.
AVERAGE ANNUAL TOTAL RETURN
ONE YEAR       FIVE YEARS    SINCE INCEPTION
25.21%           10.33%           8.61%

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 100.1%
                                                                          VALUE
-------------------------------------------------------------------------------
            AIRLINES: 3.7%
2,747,000   Cathay Pacific Airways...............................  $  5,092,029
                                                                   ------------
            COMMERCIAL BANKS: 8.9%
  961,050   Dah Sing Financial Holdings..........................     3,871,150
  937,500   Dao Heng Bank Group Ltd..............................     4,149,108
  445,000   Hang Seng Bank.......................................     4,224,313
                                                                   ------------
                                                                     12,244,571
                                                                   ------------
            COMMUNICATION SERVICES: 5.5%
2,257,800   Cable & Wireless HKT.................................     4,967,227
1,210,000   China Unicom Ltd.*...................................     2,568,903
                                                                   ------------
                                                                      7,536,130
                                                                   ------------
            COMPUTERS: 1.4%
1,904,000   Legend Holdings Ltd..................................     1,844,074
                                                                   ------------
            ELECTRICAL INDUSTRIAL APPARATUS: 5.3%
  763,000   Johnson Electric Holdings............................     7,218,566
                                                                   ------------
            FAMILY CLOTHING STORES: 5.1%
2,887,071   Esprit Holdings Ltd..................................     2,999,901
2,624,000   Giordano International Ltd...........................     3,988,840
                                                                   ------------
                                                                      6,988,741
                                                                   ------------
            FOREIGN BANKS: 5.0%
  601,324   HSBC Holdings Plc....................................     6,865,354
                                                                   ------------
            GAS PRODUCTION & DISTRIBUTION: 1.0%
1,193,659   Hong Kong & China Gas................................     1,339,839
                                                                   ------------
            HOLDING OFFICES: 16.4%
  735,000   Citic Pacific Ltd....................................     3,846,909
1,485,000   Hutchison Whampoa....................................    18,668,822
                                                                   ------------
                                                                     22,515,731
                                                                   ------------
            INTERNET SERVICES: 2.2%
1,520,000   Pacific Century Cyberworks...........................     3,002,816
                                                                   ------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            RADIO & TELEVISION BROADCASTING: 1.4%
  283,000   Television Broadcasts Ltd............................  $  1,887,792
                                                                   ------------
            REAL ESTATE: 10.5%
  885,000   Cheung Kong..........................................     9,791,895
  650,000   Sun Hung Kai Properties Ltd..........................     4,669,450
                                                                   ------------
                                                                     14,461,345
                                                                   ------------
            REAL ESTATE OPERATORS & LESSORS: 4.1%
  520,000   Swire Pacific Ltd. A.................................     3,041,813
1,481,000   Wharf Holdings Ltd...................................     2,650,292
                                                                   ------------
                                                                      5,692,105
                                                                   ------------
            TELECOMMUNICATIONS: 24.9%
3,823,000   China Mobile (Hong Kong) Ltd.*.......................    33,716,414
2,220,000   City Telecom (HK) Ltd................................       373,069
                                                                   ------------
                                                                     34,089,483
                                                                   ------------
            WHOLESALE: 4.7%
1,298,000   Li & Fung Ltd........................................     6,493,871
                                                                   ------------
            TOTAL COMMON STOCKS
              (cost $82,643,736).................................   137,272,447
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES
              (cost $82,643,736+): 100.1%........................   137,272,447
            Liabilities in excess of Other Assets: (0.1%)........      (190,413)
                                                                   ------------
            NET ASSETS: 100.0%...................................  $137,082,034
                                                                   ============

*  Non-income producing security.
+  At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
   Unrealized appreciation and depreciation were as follows:
    Gross unrealized appreciation................................  $ 58,351,918
    Gross unrealized depreciation................................    (3,723,207)
                                                                   ------------
   Net unrealized appreciation...................................  $ 54,628,711
                                                                   ============

See accompanying Notes to Financial Statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $82,643,736)......  $137,272,447
Receivables:
    Securities sold.........................................     2,228,367
    Dividends and interest..................................       230,017
    Fund shares sold........................................        44,559
Prepaid expenses............................................        32,699
                                                              ------------
    Total assets............................................   139,808,089
                                                              ------------

LIABILITIES
Cash overdraft..............................................     2,479,856
Payables:
    Due to advisor (Note 3).................................       113,690
    Unrealized loss on forward foreign currency contracts...           292
Accrued expenses............................................       132,217
                                                              ------------
    Total liabilities.......................................     2,726,055
                                                              ------------
NET ASSETS..................................................  $137,082,034
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($137,082,034/7,927,314 shares outstanding; unlimited
    number of shares authorized without par value)..........        $17.29
                                                                    ------
                                                                   -------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $156,963,598
    Accumulated net investment income.......................       199,401
    Accumulated net realized loss on investments and foreign
      currency..............................................   (74,709,248)
    Net unrealized appreciation (depreciation) on:
      Investments...........................................    54,628,711
      Foreign Currency......................................          (428)
                                                              ------------
NET ASSETS..................................................  $137,082,034
                                                              ============

See accompanying Notes to Financial Statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS (UNAUDITED)

                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...................................................   $ 1,450,292
Interest....................................................         4,706
                                                               -----------
    Total income............................................     1,454,998
                                                               -----------

EXPENSES
Advisory fees (Note 3)......................................       717,716
Administration fees (Note 3)................................       179,429
Transfer agent fees.........................................       150,019
Custody fees................................................        86,220
Reports to shareholders.....................................        29,157
Fund accounting fees........................................        24,462
Legal fees..................................................        21,178
Registration expense........................................        15,294
Audit fees..................................................        12,558
Insurance expense...........................................         6,576
Trustee fees................................................         6,537
Miscellaneous...............................................         6,451
                                                               -----------
    Total expenses..........................................     1,255,597
                                                               -----------
        NET INVESTMENT INCOME...............................       199,401
                                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
Net realized gain on investments............................     5,572,528
Net realized loss on foreign currency.......................        (3,823)
Net unrealized depreciation on:
    Investments.............................................    (8,735,628)
    Foreign currency........................................          (421)
                                                               -----------
    Net realized and unrealized loss on investments.........    (3,167,344)
                                                               -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................   $(2,967,943)
                                                               ===========

See accompanying Notes to Financial Statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------
                                              SIX MONTHS              YEAR
                                                 ENDED               ENDED
                                            JUNE 30, 2000#     DECEMBER 31, 1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income....................    $    199,401         $  2,059,290
Net realized gain on investments.........       5,572,528            6,767,295
Net realized loss on foreign currency....          (3,823)             (11,221)
Net unrealized appreciation
  (depreciation) on:
    Investments..........................      (8,735,628)          64,507,073
    Foreign currency.....................            (421)                 573
                                             ------------         ------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS..........      (2,967,943)          73,323,010
                                             ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............              --           (2,356,556)
                                             ------------         ------------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
  net change in outstanding shares (a)...     (23,321,631)         (54,404,664)
                                             ------------         ------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS.............................     (26,289,574)          16,561,790
NET ASSETS
Beginning of period                           163,371,608          146,809,818
                                             ------------         ------------
END OF PERIOD (including accumlated net
  investment income of $199,401 and $0,
  respectively)..........................    $137,082,034         $163,371,608
                                             ============         ============

    (a) A summary of capital share transactions is as follows:

                                SIX MONTHS
                                   ENDED                         YEAR
                              JUNE 30, 2000#                    ENDED
--------------------------------------------------        DECEMBER 31, 1999
                         -------------------------   ----------------------------
                           SHARES        VALUE         SHARES
--------------------------------------------------                     VALUE
Shares sold............   1,445,194   $ 24,547,499     4,077,661   $  51,982,170
Shares issued in
  reinvestment of
  distributions........          --             --       122,137       2,155,716
Shares redeemed........  (2,773,593)   (47,869,130)   (8,576,220)   (108,542,550)
                         ----------   ------------   -----------   -------------
NET DECREASE...........  (1,328,399)  $(23,321,631)   (4,376,422)  $ (54,404,664)
                         ==========   ============   ===========   =============

# Unaudited.

See accompanying Notes to Financial Statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    SIX MONTHS
                                                      ENDED                      YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                     JUNE 30,   ----------------------------------------------------------
                                                      2000#        1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............  $   13.58   $    6.70   $    8.84   $   13.64   $   13.64   $   11.47
                                                    ---------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................       0.03        0.23        0.15        0.20        0.19        0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency..............      (0.39)       6.91       (2.14)      (3.71)       4.43        2.20
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Total from investment operations..................      (0.36)       7.14       (1.99)      (3.51)       4.62        2.34
                                                    ---------   ---------   ---------   ---------   ---------   ---------

LESS DISTRIBUTIONS:
  From net investment income......................         --       (0.26)      (0.15)      (0.20)      (0.19)      (0.14)
  From net realized gain..........................         --          --          --       (1.09)      (0.36)      (0.03)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Total distributions...............................         --       (0.26)      (0.15)      (1.29)      (0.55)      (0.17)
                                                    ---------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period....................  $   13.22   $   13.58   $    6.70   $    8.84   $   17.71   $   13.64
                                                    =========   =========   =========   =========   =========   =========

Total return......................................      (2.04)%++     66.27 %    (15.27)%    (20.34)%     34.38 %     20.45 %

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............  $   137.1   $   163.4   $   146.8   $   241.8   $   311.5   $    55.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed or
    recouped......................................       1.75 %+      1.86 %      1.89 %      1.70 %      1.78 %      3.02 %**
  After fees waived, expenses absorbed or
    recouped......................................       1.75 %+      1.86 %      1.89 %      1.70 %      1.96 %      1.98 %
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
  ASSETS:
  Before fees waived, expenses absorbed or
    recouped......................................       0.28 %+      1.45 %      1.60 %      1.18 %      1.57 %      0.49 %
  After fees waived, expenses absorbed or
    recouped......................................       0.28 %+      1.45 %      1.60 %      1.18 %      1.39 %      1.52 %

  Portfolio turnover rate.........................      18.44 %++     29.49 %     86.59 %     53.62 %     30.40 %     10.89 %
BANK LOANS
Amount outstanding at end of period (millions)....        n/a   $      --^  $    4.27   $      --   $      --         n/a
Average amount of bank loans oustanding during the
  period (monthly average) (millions).............        n/a   $    1.02^  $    8.77   $    2.31   $    1.41         n/a
Average number of shares outstanding during the
  period (monthly average) (millions).............        n/a       12.04^      18.53       16.94       11.42         n/a
Average amount of debt per share during the
  period..........................................        n/a   $    0.08^  $    0.47   $    0.14   $    0.12         n/a

#    Unaudited
*    Commencement of operations.
+    Annualized.
++   Not annualized.
^    The Fund's line of credit expired June 15, 1999.
**   Includes indirectly paid expenses. Ratio of expenses to
     average net assets excluding indirectly paid expenses for
     December 31, 1995, was 3.04%.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

BACKDROP

    Following a strong fourth quarter in 1999 and a particularly strong December, Nasdaq traded lower over the first few sessions of the new year. While fallout from Y2K-related incidents was virtually non-existent, investors took profits. For new investors, it proved to be an opportunity to go bottom-fishing, and those who replicated Nasdaq between January 7 and March 31 would have realized a gain of about 23 percent. Investors in Old Economy issues saw sideways to negative movement in the value of their investments. By comparison, ISDEX-Registered Trademark- rose 16.1 percent over the same period.

    The Federal Open Market Committee closely watched inflationary tendencies as its bias moved from neutral to inflationary. It raised the Fed Funds Rate consecutively at each meeting until finally deciding at the end of June to keep the official overnight lending rate unchanged at 6.50 percent and to keep the discount rate unchanged at 6.00 percent.

    Weekly jobless claims numbers throughout the first quarter continued to be lower than the market anticipated, and changes in manufacturing payrolls were minimal, both of which signaled ongoing tightness in the labor markets. The unemployment rate in January was 4.0 percent and 4.1 percent in February. However, the new economy also appeared to have shaved 2.5 percent off unit labor costs in the fourth quarter, as well boosting productivity. The benefit to the economy was fourth quarter GDP growth of 7.3 percent, up from initial estimates of 5.0 then 6.9 percent.

    The decline in the technology-heavy Nasdaq was a continuation of the weakness seen in the technology area since March. Internet shares suffered especially, shedding more value than the Nasdaq Composite. However, the weakness in the broader market was largely caused by economic reports suggesting overheating in the economy. The rotation out of certain technology areas into financials and industrials continued.

    In spite of the negative sentiment surrounding technology shares, earnings continued to generally surprise on the upside. Technology bellwether AOL released earnings figures ahead of consensus estimates. Within ISDEX-Registered Trademark-, communications/access providers such as Juniper Networks and Concentric Networks fared best. Equipment stocks Cisco Systems, which became the largest company in the world by market capitalization, and Broadcom also returned solid capital gains.

    As a number of high profile sites came under siege from hackers in "Denial of Service" attacks, online security companies such as Checkpoint, RSA Security and VeriSign benefited from the renewed interested in secure communications and transactions. Juniper Networks also announced during the second quarter that it had developed a new chip for its Internet-switching equipment which would detect and deter hacker attacks. Switches have had the ability to filter but have relied on software rather than hardware. Network operators have been reluctant to use software-based solutions because they slow down network traffic. Cable & Wireless has indicated that it would deploy the Juniper solution throughout its network.

    Cisco Systems featured prominently in the minds of investors as it continued to acquire other businesses as well as beat analyst expectations on the financials. In early April, the company announced an Internet-computing pact with Oracle and EMC. Their alliance is intended to develop and enhance electronic commerce products. Among the company's more significant acquisitions was the purchase of ArrowPoint Communications for about US$5.7 billion in stock. ArrowPoint makes Internet switches designed to optimize the delivery of content. A week later, Cisco announced the purchase of Qeyton Systems, a maker of optical networking gear for metro environments, for US$800 million.

    Cisco's second quarter earnings continued the company's trend of 40 consecutive quarters of increasing revenue and profitability. Even so, investors became increasingly concerned over Cisco's valuation, which led to the stock selling off, which in turn led to further broad market weakness. With the valuations of technology shares coming under increasing scrutiny, the technology component of all the major indices drove these indices down.

    Reflecting developments in the broad economy, we have seen a relative move to quality in the Internet industry. Of the 50 companies that make up the ISDEX-Registered Trademark-, slightly less than 40 percent managed to show positive capital returns during the first quarter. It is increasingly the larger companies that turn in consistently positive performances, although smaller companies in the index like Go2Net have reported solid earnings numbers. Overall, market swing has been toward those companies that offer hardware, software or an exchange forum. Content providers, general portals and advertisers like DoubleClick have been less in favor.

THE FUND

    We employed the full replication method in tracking ISDEX-Registered Trademark-. As a result, all 50 constituent stocks were bought in their respective index weightings. All cashflows were fully invested in the 50 constituent stocks at the weights represented by ISDEX-Registered Trademark-.

    During the first quarter, i2 Technologies, VerticalNet and Vignette replaced Beyond.com, iVillage and Mindspring Enterprises. Earthlink Net and Mindspring Enterprises merged to form Earthlink Inc. VerticalNet was simultaneously brought into the index to take the place of Mindspring Enterprises. In another change, USWeb combined with Whittman-Hart to become MarchFirst.

    Two additional changes to the index and the fund followed in the second quarter. Allaire and Portal Software replaced Concentric Networks and Network Solutions. Concentic Networks was acquired by NEXTLINK Communications. NEXTLINK provides telecommunications services to commercial customers. Although Concentric Networks might be a good fit for NEXTLINK, the index committee removed Concentric Networks on the grounds that the combined entity would no longer be an Internet-centric company. After index constituent VeriSign acquired Network Solutions, Portal Software, which develops and markets customer management and billing services for companies with an Internet presence, became the 50th company in the index.

OUTLOOK

    The Internet sector has been volatile, and unfortunately in the first half of this year, this volatility was primarily on the downside. The outlook for the Internet sector, however, is unaffected by this volatility. We remain bullish on the industry and believe in the potential for the Internet to revolutionize not just commerce and industry, but nearly all aspect of human interaction. Much has been written about the Internet and its significance, with a primary emphasis of "late" on the Internet gold rush. We are of the view that the true potential for this medium has been understated, and our outlook for the sector can best be described as excited and optimistic.

-- Doug Blatch
Cape Town

    internet.com is a trademark, "ISDEX" is a registered trademark, and ISDEX and internet.com are service marks of internet.com Corporation, and are used solely with the express permission of internet.com. internet.com makes no warranty, express or implied, including warranties of merchantability or fitness for a particular purpose or otherwise, to any person or entity as to the results to be obtained from, the performance of or any data included in, or any other matters concerning the ISDEX Index or the trademarks or service marks described above. Under the license agreement, internet.com is partially compensated for its license to Investec Guinness Flight and the Fund of the service mark and trademarks described above based on the total assets invested in the Fund.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        50
 Portfolio Turnover:             30.1%
 % of Stocks in Top 10:          66.0%

                                 FUND MANAGER:
                                  Doug Blatch

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
Cisco Systems, Inc.             10.4%
America Online, Inc.             9.8%
Yahoo!, Inc.                     9.3%
Broadcom Corp.                   8.8%
Juniper Networks                 8.7%
VeriSign, Inc.                   6.1%
Ariba, Inc.                      3.6%
Exodus Communications, Inc.      3.2%
i2 Technologies, Inc.            3.1%
Check Point Software
 Technology                      3.0%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Enablers                        32.8%
Software                        25.7%
Content                         22.8%
Security                        11.4%
E-tailers and E-commerce         8.4%
   TOP COUNTRIES (% OF NET ASSETS)
-------------------------------------
United States                  100.2%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND AND INTERNET
INDEX-TM-

               GUINNESS FLIGHT
            INTERNET.COM INDEX-TM-  INTERNET
                     FUND           INDEX-TM-
7/31/1999*                 $11,256    $11,541
12/31/99                   $18,208    $18,833
3/31/00                    $20,273    $21,020
6/30/00                    $15,705    $16,294

*Inception date.

                        TOTAL RETURN
                      SINCE INCEPTION
                           57.04%

Past performance is not indicative of future performance.
Share value will fluctuate so that an
investor's shares, when redeemed, may be worth more or less than the original investment.
The index referenced in this chart is not available for investment and does not incur expenses.
The returns shown above were achieved during a period of generally rising market values, especially in the technology sector.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------
SHARES
         COMMON STOCKS: 100.2%
                                                                          VALUE
-------------------------------------------------------------------------------
         ACCESS: 0.1%
 5,290   Prodigy Communications Corp.*............................  $    55,545
                                                                    -----------
         CONTENT: 22.8%
22,040   CMGI, Inc.*..............................................    1,009,707
 6,800   CNET, Inc.*..............................................      167,025
 9,490   Doubleclick, Inc.*.......................................      361,806
 2,480   Go2net, Inc.*............................................      124,775
16,970   Infospace.com, Inc.*.....................................      937,592
 8,500   Inktomi Corp.*...........................................    1,005,125
12,340   i2 Technologies, Inc.*...................................    1,286,637
11,600   MarchFirst, Inc.*........................................      211,700
 3,500   Open Market, Inc.*.......................................       48,344
 4,130   S1 Corp.*................................................       96,281
 2,080   Sportsline USA, Inc.*....................................       35,490
 5,270   StarMedia Network, Inc.*.................................       99,471
 2,090   24/7 Media, Inc.*........................................       32,656
 5,900   VerticalNet, Inc.*.......................................      217,931
31,090   Yahoo!, Inc.*............................................    3,851,274
                                                                    -----------
                                                                      9,485,814
                                                                    -----------
         ENABLERS: 32.8%
15,120   Ariba, Inc.*.............................................    1,482,469
16,810   Broadcom Corp.*..........................................    3,680,339
67,880   Cisco Systems, Inc.*.....................................    4,314,623
 5,820   IXL Enterprises, Inc.*...................................       84,390
24,730   Juniper Networks*........................................    3,599,761
 4,170   net2phone inc*...........................................      148,817
 6,330   Verio, Inc.*.............................................      351,216
                                                                    -----------
                                                                     13,661,615
                                                                    -----------

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
         E-TAILERS & E-COMMERCE: 8.4%
27,540   Amazon.Com, Inc.*........................................  $ 1,000,046
14,030   Ameritrade Holding Corp.*................................      163,099
20,460   eBay, Inc.*..............................................    1,111,234
 9,880   etoys*...................................................       62,677
23,200   E*trade Group, Inc.*.....................................      382,800
 3,920   GOTO.com, Inc.*..........................................       60,025
 5,480   mp3.com*.................................................       74,323
13,440   Priceline.com, Inc.*.....................................      510,510
 6,880   Ticketmaster Online-CitySearch, Inc.*....................      109,650
                                                                    -----------
                                                                      3,474,364
                                                                    -----------
         SECURITY: 11.4%
 5,870   Check Point Software Technology*.........................    1,242,972
 3,360   ISS Group, Inc.*.........................................      331,748
12,190   RealNetworks, Inc.*......................................      616,357
14,330   Verisign, Inc.*..........................................    2,529,245
                                                                    -----------
                                                                      4,720,322
                                                                    -----------

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
         SOFTWARE: 25.7%
 2,170   Allaire Corp.*...........................................  $    79,748
77,250   America Online, Inc.*....................................    4,074,937
30,400   At Home Corp.*...........................................      630,800
18,190   Broadvision, Inc.*.......................................      924,279
 9,500   EarthLink, Inc.*.........................................      146,662
29,000   Exodus Communications, Inc.*.............................    1,335,812
14,450   Healtheon Corp.*.........................................      214,041
 1,970   Intraware, Inc.*.........................................       31,643
 8,680   Lycos, Inc.*.............................................      468,720
12,710   Portal Software, Inc.*...................................      811,851
12,540   Psinet, Inc.*............................................      315,068
 3,170   RSA Security, Inc.*......................................      219,523
 5,660   Scient Corp.*............................................      249,748
15,110   Vignette Corp.*..........................................      785,956
                                                                    -----------
                                                                     10,288,788
                                                                    -----------
         TOTAL COMMON STOCKS
           (cost $36,096,927).....................................   41,686,448
                                                                    -----------
         TOTAL INVESTMENTS IN SECURITIES
           (cost $36,096,927+): 100.2%............................   41,686,448
         Liabilities in excess of Other Assets: (0.2)%............      (73,533)
                                                                    -----------
         NET ASSETS: 100.0%.......................................  $41,612,915
                                                                    ===========

*  Non-income producing security.
+  At June 30, 2000, the basis of investments for federal
   income tax purposes was the same as their cost for
   financial reporting purposes.
   Unrealized appreciation and depreciation were
   as follows:
   Gross unrealized appreciation................  $13,031,025
   Gross unrealized depreciation................   (7,441,504)
                                                  -----------
   Net unrealized appreciation..................  $ 5,589,521
                                                  ===========

See accompanying Notes to Financial Statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $36,096,927)......  $41,686,448
Receivables:
    Securities sold.........................................      154,295
    Fund shares sold........................................       18,107
    Interest................................................          439
                                                              -----------
    Total assets............................................   41,859,289
                                                              -----------

LIABILITIES
Cash overdraft                                                    174,518
Payables:
    Fund shares redeemed....................................       40,767
    Due to advisor (Note 3).................................       22,888
Accrued expenses............................................        8,201
                                                              -----------
    Total liabilities.......................................      246,374
                                                              -----------
NET ASSETS..................................................  $41,612,915
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($41,612,915/2,120,148 shares outstanding; unlimited
    number of shares authorized without par value)..........       $19.63
                                                                   ------
                                                                  -------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $38,719,940
    Accumulated net investment loss.........................     (315,750)
    Accumulated net realized loss on investments............   (2,380,796)
    Net unrealized appreciation on investments..............    5,589,521
                                                              -----------
NET ASSETS..................................................  $41,612,915
                                                              ===========

See accompanying Notes to Financial Statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF OPERATIONS (UNAUDITED)

----------------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest....................................................   $     6,958
                                                               -----------

EXPENSES
Advisory fees (Note 3)......................................       214,939
Transfer agent fees.........................................        47,778
Custody fees................................................        27,789
Fund accounting fees........................................        18,204
Administration fees (Note 3)................................        11,777
Audit fees..................................................        10,808
Registration expense........................................        10,550
Reports to shareholders.....................................         4,193
Legal fees..................................................         2,883
Trustee fees................................................         2,271
Miscellaneous...............................................         1,971
Insurance expense...........................................           731
                                                               -----------
    Total expenses..........................................       353,894
    Less: Fees waived (Note 3)..............................       (31,186)
                                                               -----------
    Net expenses............................................       322,708
                                                               -----------
        NET INVESTMENT LOSS.................................      (315,750)
                                                               -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments............................    (2,757,467)
Net unrealized depreciation on investments..................    (5,864,276)
                                                               -----------
    Net realized and unrealized loss on investments.........    (8,621,743)
                                                               -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................   $(8,937,493)
                                                               ===========

See accompanying Notes to Financial Statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                                SIX MONTHS        JULY 31, 1999*
                                                   ENDED             THROUGH
                                              JUNE 30, 2000#    DECEMBER 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss.........................    $  (315,750)       $   (80,252)
Net realized gain (loss) on investments.....     (2,757,467)           376,671
Net unrealized appreciation (depreciation)
  on investments............................     (5,864,276)        11,453,797
                                                -----------        -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS.............     (8,937,493)        11,750,216
                                                -----------        -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
  change in outstanding shares (a)..........      7,634,662         30,165,530
                                                -----------        -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS................................     (1,302,831)        41,915,746

NET ASSETS
Beginning of period.........................     42,915,746          1,000,000
                                                -----------        -----------
END OF PERIOD...............................    $41,612,915        $42,915,746
                                                ===========        ===========

    (a) A summary of capital share transactions is as follows:

                                     SIX MONTHS               JULY 31, 1999*
                                       ENDED                     THROUGH
                                   JUNE 30, 2000#           DECEMBER 31, 1999
---------------------------------------------------------------------------------
                              ------------------------   ------------------------
                               SHARES        VALUE        SHARES        VALUE
---------------------------------------------------------------------------------
Shares sold.................  1,133,441   $ 26,619,472   2,168,975   $36,248,408
Shares redeemed.............   (898,967)   (18,984,810)   (363,301)   (6,082,878)
                              ---------   ------------   ---------   -----------
NET INCREASE................    234,474   $  7,634,662   1,805,674   $30,165,530
                              =========   ============   =========   ===========

#  Unaudited.
*  Commencement of operations.

See accompanying Notes to Financial Statements.

                  GUINNESS FLIGHT INTERNET.COM INDEX-TM- FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

----------------------------------------------------------------------------------
                                                SIX MONTHS        JULY 31, 1999*
                                                   ENDED             THROUGH
                                              JUNE 30, 2000#    DECEMBER 31, 1999
----------------------------------------------------------------------------------
Net asset value, beginning of period........      $ 22.76            $ 12.50
                                                  -------            -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................        (0.15)             (0.04)
  Net realized and unrealized gain (loss) on
    investments.............................        (2.98)             10.30
                                                  -------            -------
Total from investment operations............        (3.13)             10.26
                                                  -------            -------
Net asset value, end of period..............      $ 19.63            $ 22.76
                                                  =======            =======

Total return................................       (13.75)%++          82.08 %++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........      $  41.6            $  42.9
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed................................         1.48 %+            2.38 %+
  After fees waived and expenses absorbed...         1.35 %+            1.34 %+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET
  ASSETS:
  Before fees waived and expenses
    absorbed................................        (1.45)%+           (2.23)%+
  After fees waived and expenses absorbed...        (1.32)%+           (1.19)%+

Portfolio turnover rate.....................        30.14 %++          13.30 %++

#                   Unaudited
*                   Commencement of operations.
+                   Annualized.
++                  Not Annualized.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

BACKDROP

    In the early months of 2000, the Chinese markets first drifted, then rallied sharply in March. The recovery was led by the new economy technology and telecom sectors and due to the potentially high market growth in China for technology as well as the strong Nasdaq performance. The other sectors of the stock market continued to be weak as there were political concerns, including the tension with Taiwan and the delayed agreement on World Trade Organization (WTO) terms with the European Union. Legend Holdings, China Mobile and CITIC Pacific, our top holdings, surged 157%, 40% and 61% respectively over the first quarter.

    China shares were volatile in the second quarter. The Red Chip new economy and telecom stocks fell with the Nasdaq and reversed the first quarter's strong performance. However, the successful conclusion of a WTO agreement between China and the European Union as well as the passing of Permanent Normal Trade Relations for China in the U.S. resulted in better performance by Red Chip shares during June. The H shares, including the petrochemical, infrastructure and energy stocks, which started the year badly, rebounded over the quarter as they are less correlated with U.S. interest rates.

    China's export growth has accelerated (39% in 1Q99 compared with 17% in 4Q99) in response to an increase in Asian demand and robust U.S. demand, particularly for China's light industrial products such as textiles, garments and consumer electronics. With China's impending accession into the WTO, export growth should improve further. China has also showed more convincing signs of a turnaround in domestic consumption during the first two months of this year. Nominal retail sales increased 10.9% compared with 7.9% in 4Q99, and consumer inflation increased by 0.25% compared to a 0.8% drop in 4Q99. Industrial production has also been surprisingly strong, rising 11% in real value-added terms in 1Q00 compared with 7% in 4Q99. Meanwhile, contracted foreign direct investment into China also rose markedly by 27% in 1Q00 compared with 2% in 4Q99.

THE FUND

    The fund underperformed the MSCI China Free Index benchmark due to the fund's heavy concentration in technology and telecom stocks. However, the performance of the fund relative to the benchmark has been disrupted by major changes in the composition and weightings of the MSCI China Free Index. From the end of May, Red Chips were included in this index, and this grouping now represents the majority of the benchmark, reducing the weightings in H and B shares. China Mobile alone is around 60% of the index. Although China Mobile has declined 14% from the end of March to the end of May, it rebounded 18% in June led by stronger than expected subscriber growth.

    We have increased the weighting in technology and telecom companies, including multi-industry companies that have significant technology exposure. Our optimism in these sectors is built on the expectation that personal home computers, Internet access infrastructure and wireless communication products have very low penetration rates in China and the impending accession of China to the WTO will further accelerate the development of the telecom and technology markets. We have trimmed the commodity and heavy industry companies (generally H shares) that lack any technology angle. The upcoming listing of large H share companies including Petrochina, Sinopec and CNOOC has also caused concern about too many large new issues in this sector relative to investor demand. We have decreased auto manufacturers and pharmaceutical stocks within the consumer sector because entry into the WTO is expected to dramatically increase competition.

    The weighting in the telecom sector was increased when we added new listing China Unicom, Mainland China's second largest mobile phone operator, to the portfolio. China has one of the fastest growing wireless telecom markets in the world. The weighting in the transport sector was increased as we have seen an improvement in passenger load factor and transport volume for the airlines and shipping companies. To minimize exposure to the pure Internet stocks due to the uncertainty about earnings, we sold positions in Founder, DVB Holdings and Softbank Investment International. We also have an underweight position in the energy sector as we prefer sectors that are sensitive to the economic acceleration in China. On the other hand, we remain optimistic on the hardware companies like Legend due to low penetration of personal computers in China.

OUTLOOK

    China's economic activity is accelerating as export growth, consumer demand, industrial production and foreign direct investment have all increased at rates that are stronger than expected by the market. The fund has shifted away from the commodity and heavy industry companies into telecom, technology and WTO-related stocks.

    We believe that investing in China needs to be long term as the stock market is dominated by retail investors, is rumor driven and therefore is very volatile. A long-term investment strategy should be based on both top down and bottom up analysis. Although the market may still be concerned about outstanding WTO issues and politics in the shorter term, we are optimistic about the prospects for investments in China as the economic backdrop steadily improves.

    GDP growth in China is likely to accelerate in 2H00 after a sharp rebound to 8.1% in 1Q00. Economists have revised their forecasts to between 7.5%-8.5% for the full year. Underpinning this strong growth has been a pickup in industrial production (11.5% in April and May 2000 compared with 10.7% in 1Q00 and 7.3% in 4Q99), led by technical improvements, reflecting the upgrade of information technology products. The other major contributor to China's economic growth has been strong exports, which rose 34% in April and May 2000 (compared with 39.2% in 1Q00 and 16.7% in 4Q99). Although the growth in exports is likely to slow in 2H00 due to the higher base, we still expect exports to post more than 20% growth for the full year. The domestic economy continues to improve as consumer retail sales increased by 11.5% in May, the best performance since January 1998. As export growth normalizes, domestic demand should gradually replace exports as the driving force of the economy in 2H00.

    Our portfolio has a high weighting in the transport sector as improved demand is being fed into operating statistics and earnings growth. Although the petrochemical stocks have benefited from the higher than expected crude oil price in the first half of the year, the price of crude oil is likely to peak after both OPEC and Saudi Arabia announced higher production levels. Moreover, the upcoming listing of CNOOC and SINOPEC, two of China's largest petrochemical groups, also raises concerns about the oversupply of paper in the petrochemical sector.

    With global appetite for telecom and technology stocks and China having one of the fastest growing telecom and technology markets in the world, we believe that these stocks will lead the market until further progress is made on the WTO issue and whether or not U.S. interest rates have now peaked. China Mobile has announced much stronger than expected cellular subscriber growth for the first five months of the year, which resulted in most analysts upgrading their earnings forecasts. We believe that the telecom and technology stocks are the best choice for a consumption recovery in China, as demand for information technology products should accelerate.

-- Adrian Fu
Hong Kong

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                      GUINNESS FLIGHT MAINLAND CHINA FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        28
 Portfolio Turnover:             61.7%
 % of Stocks in Top 10:          66.9%

                                 FUND MANAGERS:
                            Robert Conlon; Adrian Fu

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
China Mobile (Hong Kong) Ltd.   17.4%
Citic Pacific Ltd.               9.8%
Legend Holdings Ltd.             8.4%
Cosco Pacific Ltd.               6.3%
China Southern Air               4.8%
China Merchants Hai Hong
 Holdings                        4.5%
TCL International Holdings Ltd.  4.3%
China Shipping Development
 Co., Ltd.                       3.9%
Hutchison Whampoa                3.8%
China Unicom Ltd.                3.7%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Conglomerates & Diversified
 Operations                     19.1%
Telephone Communications        17.4%
Transportation                  13.0%
Computers                        8.3%
Electronics                      5.3%
  TOP SHARE TYPES (% OF NET ASSETS)
-------------------------------------
Red Chips                       59.1%
H Shares                        33.9%
China Plays                      3.9%
Shanghai B Shares                2.3%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX

            GUINNESS FLIGHT MAINLAND  M.S.C.I. CHINA
                   CHINA FUND           FREE INDEX
11/3/1997*                   $10,000         $10,000
12/31/97                      $9,450          $7,947
3/31/98                      $10,267          $7,806
6/30/98                       $7,230          $5,055
9/30/98                       $6,728          $4,289
12/31/98                      $7,091          $4,464
3/31/99                       $6,198          $3,926
6/30/99                       $9,524          $7,096
9/30/99                       $8,932          $5,899
12/31/99                      $9,373          $4,907
3/31/00                       $9,823          $3,908
6/30/00                       $9,063          $4,850

     *INCEPTION DATE.
AVERAGE ANNUAL TOTAL RETURN
One Year                     Since Inception
-4.85%                                -3.63%

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

-------------------------------------------------------------------------------
SHARES
            COMMON STOCKS: 99.1%
                                                                          VALUE
-------------------------------------------------------------------------------
            AIRLINES: 4.8%
2,346,000   China Southern Air....................................  $   559,764
                                                                    -----------
            AUTOMOTIVE MANUFACTURER: 2.1%
   13,900   Brilliance China Automotive - N.......................      243,250
                                                                    -----------
            CHEMICALS: 2.8%
1,640,000   Yizheng Chemical Fibre Co.............................      326,092
                                                                    -----------
            COMMUNICATION EQUIPMENT: 3.1%
  305,000   Eastern Communications Co., Ltd.......................      267,180
  268,000   Nanjing Panda Electronics Co., Ltd.*..................       96,263
                                                                    -----------
                                                                        363,443
                                                                    -----------
            COMMUNICATION SERVICES: 3.7%
  206,000   China Unicom Ltd.*....................................      437,350
                                                                    -----------
            COMPUTER EQUIPMENT: 1.0%
  176,000   Great Wall Tech.......................................      121,919
                                                                    -----------
            COMPUTERS: 8.3%
1,012,000   Legend Holdings Ltd...................................      980,148
                                                                    -----------
            CONGLOMERATES & DIVERSIFIED OPERATIONS: 19.1%
  766,000   China Merchants Hai Hong Holdings.....................      525,710
  220,000   Citic Pacific Ltd.....................................    1,151,456
   35,200   Hutchison Whampoa.....................................      442,520
   71,000   Shanghai Industrial Holdings Ltd......................      128,423
                                                                    -----------
                                                                      2,248,109
                                                                    -----------
            CONSUMER RELATED: 3.4%
  132,000   Beijing Enterprises...................................      155,785
  858,000   Glorious Sun Enterprises Ltd..........................      239,393
                                                                    -----------
                                                                        395,178
                                                                    -----------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            ELECTRONICS: 5.3%
  214,000   Guangdong Kelon Electric Holdings - H.................  $   115,986
1,374,000   TCL International Holdings Ltd.*......................      502,338
                                                                    -----------
                                                                        618,324
                                                                    -----------
            FINANCE: 2.6%
  392,000   China Everbright......................................      306,747
                                                                    -----------
            PETROCHEMICALS : 1.4%
1,224,000   Shanghai Petrochemical................................      166,438
                                                                    -----------
            PHARMACEUTICALS: 0.1%
  296,000   China Pharmaceuticals Wts.............................        6,075
                                                                    -----------
            REAL ESTATE: 1.9%
   20,000   Cheung Kong (Holdings) Ltd............................      221,286
                                                                    -----------
            RETAIL: 1.1%
  110,000   Global Tech (Holdings) Ltd............................      126,999
                                                                    -----------
            SOFTWARE: 4.4%
    3,706   AsiaInfo Holdings, Inc.*..............................      146,155
  186,000   Pacific Century CyberWorks Ltd........................      367,450
                                                                    -----------
                                                                        513,605
                                                                    -----------
            TELEPHONE COMMUNICATIONS: 17.4%
  232,000   China Mobile (Hong Kong) Ltd.*........................    2,046,092
                                                                    -----------
            TRANSPORTATION: 13.0%
1,746,000   China National Aviation...............................      318,051
2,530,000   China Shipping Development Co., Ltd.*.................      460,864
  943,000   Cosco Pacific Ltd.....................................      743,963
                                                                    -----------
                                                                      1,522,878
                                                                    -----------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

-------------------------------------------------------------------------------
SHARES
                                                                          VALUE
-------------------------------------------------------------------------------
            WHOLESALE: 3.6%
   84,000   Li & Fung Ltd.........................................  $   420,251
                                                                    -----------
            TOTAL COMMON STOCKS
              (cost $10,147,540)..................................   11,623,948
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES
              (cost $10,147,540+): 99.1%..........................   11,623,948
            Other Assets less Liabilities: 0.9%...................      103,765
                                                                    -----------
            NET ASSETS: 100.0%....................................  $11,727,713
                                                                    ===========

*  Non-income producing security.
+  At June 30, 2000, the basis of investments for
   federal income tax purposes was the same as their
   cost for financial reporting purposes.
   Unrealized appreciation and depreciation were as
   follows:
   Gross unrealized appreciation.....................  $ 2,412,810
   Gross unrealized depreciation.....................     (936,402)
                                                       -----------
   Net unrealized appreciation.......................  $ 1,476,408
                                                       ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $10,147,540)......  $11,623,948
Cash........................................................       89,273
Receivables:
    Dividends and interest..................................       15,643
    Due from advisor (Note 3)...............................          111
Prepaid expenses............................................        9,452
Deferred organization costs.................................       11,313
                                                              -----------
    Total assets............................................   11,749,740
                                                              -----------

LIABILITIES
Payable:
    Unrealized loss on forward foreign currency contracts...            1
Accrued expenses............................................       22,026
                                                              -----------
    Total liabilities.......................................       22,027
                                                              -----------
NET ASSETS..................................................  $11,727,713
                                                              ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($11,727,713/1,057,480 shares outstanding; unlimited
    number of shares authorized without par value)..........       $11.09
                                                                   ------
                                                                  -------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $14,440,263
    Accumulated net investment loss.........................      (21,891)
    Accumulated net realized loss on investments and foreign
      currency..............................................   (4,167,061)
    Net unrealized appreciation (depreciation) on:
        Investments.........................................    1,476,408
        Foreign Currency....................................           (6)
                                                              -----------
NET ASSETS..................................................  $11,727,713
                                                              ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS (UNAUDITED)

----------------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends...................................................    $  91,012
Interest....................................................        4,327
                                                                ---------
    Total income............................................       95,339
                                                                ---------

EXPENSES
Advisory fees (Note 3)......................................       60,395
Transfer agent fees.........................................       34,276
Fund accounting fees........................................       19,715
Custody fees................................................       16,893
Administration fees (Note 3)................................       15,099
Audit fees..................................................       10,935
Registration expense........................................        8,529
Reports to shareholders.....................................        6,247
Amortization of deferred organization costs.................        2,394
Trustee fees................................................        2,105
Legal fees..................................................        1,709
Miscellaneous...............................................        1,084
Insurance expense...........................................          513
                                                                ---------
    Total expenses..........................................      179,894
    Less: Fees waived and expenses absorbed (Note 3)........      (60,424)
                                                                ---------
    Net expenses............................................      119,470
                                                                ---------
        NET INVESTMENT LOSS.................................      (24,131)
                                                                ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Net realized loss on investments............................     (595,517)
Net realized gain on foreign currency.......................          130
Net unrealized appreciation (depreciation) on:
    Investments.............................................      141,790
    Foreign currency........................................           (5)
                                                                ---------
    Net realized and unrealized loss on investments and
      foreign currency......................................     (453,602)
                                                                ---------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................    $(477,733)
                                                                =========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                                SIX MONTHS          YEAR ENDED
                                                   ENDED              ENDED
                                              JUNE 30, 2000#    DECEMBER 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)................    $   (24,131)       $    93,837
Net realized loss on investments............       (595,517)        (1,053,620)
Net realized gain (loss) on foreign
  currency..................................            130               (962)
Net unrealized appreciation (depreciation) on:
    Investments.............................        141,790          3,704,964
    Foreign currency........................             (5)                20
                                                -----------        -----------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS.............       (477,733)         2,744,239
                                                -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..................             --            (93,100)
                                                -----------        -----------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
  change in outstanding shares (a)..........       (646,205)          (152,607)
                                                -----------        -----------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS................................     (1,123,938)         2,498,532

NET ASSETS
Beginning of period.........................     12,851,651         10,353,119
                                                -----------        -----------
END OF PERIOD (including accumulated net
  investment income (loss) of ($21,891) and
  $2,240, respectively).....................    $11,727,713        $12,851,651
                                                ===========        ===========

    (a) A summary of capital share transactions is as follows:

                                     SIX MONTHS
                                        ENDED                      YEAR
                                   JUNE 30, 2000#                 ENDED
------------------------------------------------------      DECEMBER 31, 1999
                               -----------------------   ------------------------
                                SHARES        VALUE        SHARES
------------------------------------------------------                   VALUE
Shares sold..................   249,667    $ 2,855,755      888,050   $ 9,273,394
Shares issued in reinvestment
  of distributions...........        --             --        7,445        85,368
Shares redeemed..............  (312,243)    (3,501,960)    (959,562)   (9,511,369)
                               --------    -----------   ----------   -----------
NET DECREASE.................   (62,576)   $  (646,205)     (64,067)  $  (152,607)
                               ========    ===========   ==========   ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------
                                                                               NOVEMBER 3,
                                          SIX MONTHS        YEAR ENDED            1997*
                                             ENDED         DECEMBER 31,          THROUGH
                                           JUNE 30,     -------------------   DECEMBER 31,
                                             2000#        1999       1998         1997
-------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $11.47       $ 8.74    $ 11.79       $12.50
                                            ------       ------    -------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........     (0.02)        0.09       0.11         0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency............................     (0.36)        2.72      (3.05)       (0.71)
                                            ------       ------    -------       ------
Total from investment operations........     (0.38)        2.81      (2.94)       (0.69)
                                            ------       ------    -------       ------
LESS DISTRIBUTIONS:
  From net investment income............        --        (0.08)     (0.11)       (0.02)
                                            ------       ------    -------       ------
Net asset value, end of period..........    $11.09       $11.47    $  8.74       $11.79
                                            ======       ======    =======       ======

Total return............................     (3.31)%++    32.20 %   (24.96)%      (5.50)%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)....    $ 11.7       $ 12.9    $  10.4       $ 16.4
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    or recouped.........................      2.98 %+      3.33 %     3.13 %       2.69 %+
  After fees waived, expenses absorbed
    or recouped.........................      1.98 %+      1.98 %     1.98 %       1.98 %+
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    or recouped.........................     (1.40)%+     (0.53)%    (0.05)%       1.17 %+
  After fees waived, expenses absorbed
    or recouped.........................     (0.40)%+      0.82 %     1.10 %       1.88 %+

Portfolio turnover rate.................     61.66 %++    99.39 %    82.00 %         --++

BANK LOANS
Amount outstanding at end of period
  (millions)............................       n/a       $   --^   $  0.12          n/a
Average amount of bank loans oustanding
  during the period (monthly average)
  (millions)............................       n/a       $ 0.02^   $  0.01          n/a
Average number of shares outstanding
  during the period (monthly average)
  (millions)............................       n/a         1.16^      1.40          n/a
Average amount of debt per share during
  the period............................       n/a       $ 0.01^   $  0.01          n/a

#    Unaudited
*    Commencement of operations.
+    Annualized.
++   Not annualized.
^    The Fund's line of credit expired June 15, 1999.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT WIRED INDEX-TM- FUND

BACKDROP

    At the beginning of the year, economic reports showed that core inflation was at its lowest point in 34 years, and the market turned negative as investors became increasingly concerned over the U.S. interest rate outlook. January began a sector rotation out of some technology stocks and into financial stocks which continued into the second quarter. While the Wired Index-TM- was relatively resilient during this rotation, it did not entirely escape the sell-off as the market weakened.

    Despite a company reporting season showing overall strong earnings, including those of various technology-related companies, the interest rate concerns sent the Index and the market tumbling, with volatility being the order of the day. Beginning in February, the Federal Open Market Committee increased interest rates by 25 basis points during each of its meetings, until finally ending with the 50 basis point increase in May. This increase represented the Fed's biggest move in five years yet was largely expected by the market.

    The Wired Index-TM- rallied strongly in the beginning of June as the release of economic data indicated a slowing in the U.S. economy. Additionally, as Microsoft appealed the judgment to separate into two companies, the technology sector rallied, with Microsoft having its biggest daily gain in six months and sending the Wired Index-TM- through the 1000 level, last seen in early April.

    Some key mergers and acquisitions highlighted the first six months of this year -- America Online with Time Warner, Smithkline Beecham with Glaxo Wellcome, and Charles Schwab with U.S. Trust. DaimlerChrysler also announced in March that it would buy a controlling minority stake in Mitsubishi Motor for US$2.1 billion.

    In other company news, Intel announced that it would double capital spending this year to meet expanding demand for flash memory and microprocessors for mobile telephones. According to market analysts, the semiconductor industry is growing at 20 to 25 percent, well ahead of the historical growth rate of 13 to 14 percent, and Intel is well positioned to benefit from this growth. In an effort to eventually marry security solutions more closely with the company's chip architecture, Intel may also begin giving away advanced security software containing industry-standard security functions for encrypting and managing digital certificates.

    EMC unveiled its latest generation of storage systems and software to keep it comfortably ahead of competitors and sustain its highly envied gross margins. Despite all the negative news surrounding the anti-trust trial, Microsoft announced its so-called Next Generation Window Services (NGWS). The new strategy is to be known as dot-net and is Microsoft's plan to make the Internet more user friendly.

    Enron is targeting Japan, the world's second largest economy, not just through its initial interest in the electricity sector but for wider trading opportunities through its fast-growing Web-based marketplace. The energy giant has been approaching Japanese companies about using its Internet trading platform, EnronOnline.

THE FUND

    There were several changes to the index constituents during this six-month period. In the first quarter, Sabre Holdings, the online travel bookings and solutions company spun out from AMR Holdings, replaced its former parent in the index. During the second quarter, there were seven changes. Added were Aventis, BroadVision, Flextronics, i2 Technologies, JDS Uniphase, Oracle and Vodafone AirTouch, while Acxiom, Cable & Wireless, Dell Computer, Monsanto, PeopleSoft, Thermo Electron and Wind River Systems were removed from the index.

    These changes occurred as a result of trigger events. A trigger event occurs when an index constituent is involved in significant corporate activity, like a merger. Once a trigger event occurs, the entire list of constituents is subject to review by the Wired Index Steering Committee. A number of trigger events led to a full review, the most notable being the America Online and Time Warner merger. Additionally, Monsanto merged with Pharmacia & Upjohn, while Smithkline Beecham announced that it would merge with Glaxo Wellcome.

    We invested all cashflows in the 40 constituent stocks at the weights represented by the Wired Index-TM- and employed the full replication method. As a result, all 40 stocks were bought in the respective index weightings.

OUTLOOK

    The outlook for both the New Economy and the Wired Index-TM- is overwhelmingly positive. In the near term, the U.S. Senate's passage of the permanent normal trade relations (PNTR) bill with China could give access to a potentially huge market to the likes of FedEx, Cisco, Nokia, Lucent, Applied Materials and many other index companies.

    Additionally, as the first draft of the mapping of the human genome completed in June by the publicly funded Human Genome Project and the privately funded Celera Genomics, index companies like Affymetrix and Incyte Genomics are expected to benefit from the increased demand for the analysis of genetic information. The New Economy of innovation, globalism and strategic vision is well underway.

-- Doug Blatch
Cape Town

    Wired-Registered Trademark- is a registered trademark, and Wired Index-TM- a service mark, of Advance Magazine Publishers Inc., and are used with permission of Advance Magazine Publishers, Inc. Advance Magazine Publishers, Inc. makes no warranty, express or implied, including no warranties of merchantability or fitness for a particular purpose or otherwise, to any person or entity as to the results to be obtained from or any data included in, or any other matters concerning, the Wired Index-TM- or the trademarks.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        40
 Portfolio Turnover:             21.0%
 % of Stocks in Top 10:          44.3%

                                 FUND MANAGER:
                                  Doug Blatch

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
Intel Corp.                      5.3%
Enron Corp.                      4.9%
Applied Materials, Inc.          4.7%
Emc Corp./Mass                   4.6%
Schlumberger Ltd.                4.3%
Walt Disney Co.                  4.3%
Charles Schwab & Co., Inc.       4.3%
Aventis S. A.                    4.2%
Cisco Systems, Inc.              3.9%
Sun Microsystems, Inc.           3.8%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Telecommunications               9.1%
Software                         9.1%
Financial Services               6.5%
Wireless Communication
 Equipment                       6.3%
Media                            5.6%
  TOP 5 COUNTRIES (% OF NET ASSETS)
-------------------------------------
United States                   82.5%
United Kingdom                   8.7%
France                           4.2%
Finland                          3.4%
Australia                        3.0%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
GUINNESS FLIGHT WIRED INDEX-TM- FUND AND WIRED INDEX-TM-

                  GUINNESS FLIGHT WIRED    WIRED
                     INDEX -TM- FUND     INDEX-TM-
12/15/98*                       $10,000    $10,000
12/31/98                        $11,160    $11,411
3/31/99                         $13,408    $13,790
6/30/99                         $14,016    $14,475
9/30/99                         $13,440    $13,908
12/31/99                        $18,824    $19,549
3/31/00                         $21,367    $22,262
6/30/00                         $20,089    $20,931
*Inception date.



              AVERAGE ANNUAL        TOTAL RETURN
              ONE YEAR             SINCE INCEPTION
              43.34%                    57.19%

Past performance is not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The index referenced in this chart is not available for investment and does not incur expenses. The returns shown above were achieved during a period of generally rising market values, especially in the technology sector.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED)

----------------------------------------------------------------------------------
SHARES
                  COMMON STOCKS: 105.4%
                                                                             VALUE
----------------------------------------------------------------------------------
                  AUTOMOBILE: 2.1%
        79,875    DaimlerChrysler AG................................  $  4,158,492
                                                                      ------------
                  BANKING: 1.8%
        33,537    State Street Corp.................................     3,557,018
                                                                      ------------
                  BIOLOGICAL RESEARCH: 4.9%
         5,574    Affymetrix, Inc.*.................................       920,407
       112,900    Aventis S. A......................................     8,192,306
         5,800    INCYTE Pharmaceuticals, Inc.*.....................       476,687
                                                                      ------------
                                                                         9,589,400
                                                                      ------------
                  COMPUTER COMMUNICATION EQUIPMENT: 3.9%
       118,700    Cisco Systems, Inc.*..............................     7,544,869
                                                                      ------------
                  COMPUTER STORAGE DEVICES: 4.6%
       116,316    Emc Corp./Mass*...................................     8,949,062
                                                                      ------------
                  COMPUTERS: 3.8%
        82,020    Sun Microsystems, Inc.*...........................     7,458,694
                                                                      ------------
                  CONSUMER ELECTRONICS: 2.2%
        44,668    Sony Corp.........................................     4,212,751
                                                                      ------------
                  ELECTRICAL MANUFACTURER: 1.5%
        41,600    Flextronics International Ltd.*...................     2,857,400
                                                                      ------------
                  ENERGY/PETROLEUM: 4.9%
       143,170    Enron Corp........................................     9,485,012
                                                                      ------------
                  ENTERTAINMENT: 4.3%
       216,485    Walt Disney Co....................................     8,402,324
                                                                      ------------
                  FINANCIAL SERVICES: 6.5%
       247,703    Charles Schwab & Co., Inc.........................     8,329,013
        87,982    First Data Corp...................................     4,366,107
                                                                      ------------
                                                                        12,695,120
                                                                      ------------

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  HOTEL MANAGEMENT: 0.9%
        50,783    Marriott International -- Class A.................  $  1,831,362
                                                                      ------------
                  INDUSTRY MACHINERY: 4.7%
       100,092    Applied Materials, Inc.*..........................     9,070,838
                                                                      ------------
                  INSURANCE: 3.5%
        58,557    American International Group......................     6,880,447
                                                                      ------------
                  INTERNET/NEW MEDIA: 4.1%
        84,154    America Online, Inc.*.............................     4,439,124
        29,208    Yahoo!, Inc.*.....................................     3,618,141
                                                                      ------------
                                                                         8,057,265
                                                                      ------------
                  MEDIA: 5.6%
       106,802    News Corp. Cayman ADR.............................     5,820,709
        49,951    Reuters Group Plc -- Sponsored ADR................     4,991,978
                                                                      ------------
                  Total Media.......................................    10,812,687
                                                                      ------------
                  OIL & GAS SERVICES: 4.3%
       112,596    Schlumberger Ltd..................................     8,402,477
                                                                      ------------
                  PHARMACEUTICALS: 3.3%
        97,958    Smithkline Beecham Plc............................     6,385,637
                                                                      ------------
                  RETAIL: 2.7%
        90,820    Wal-Mart Stores, Inc..............................     5,233,503
                                                                      ------------
                  SATELLITE TELECOMMUNICATIONS: 0.1%
        16,822    Globalstar Telecommunication*.....................       151,398
                                                                      ------------
                  SEMICONDUCTORS: 5.3%
        77,190    Intel Corp........................................    10,319,338
                                                                      ------------

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  SOFTWARE: 9.1%
        52,100    BroadVision, Inc.*................................  $  2,647,331
        33,200    i2 Technologies, Inc..............................     3,461,618
        54,234    Microsoft Corp.*..................................     4,338,720
        79,300    Oracle Corp.*.....................................     6,666,156
        55,055    Parametric Technology Corp.*......................       605,605
                                                                      ------------
                                                                        17,719,430
                                                                      ------------
                  SPECIALTY STEEL: 0.3%
        17,871    Nucor Corp........................................       593,094
                                                                      ------------
                  TELECOMMUNICATIONS: 9.1%
        84,770    Lucent Technologies...............................     5,022,623
       147,318    Qwest Communications*.............................     7,319,863
       118,776    WorldCom, Inc.*...................................     5,448,849
                                                                      ------------
                                                                        17,791,335
                                                                      ------------
                  TELECOMMUNICATION EQUIPMENT: 3.8%
        61,100    JDS Uniphase Corp.................................     7,324,362
                                                                      ------------
                  TRANSPORTATION: 1.8%
        62,754    FDX Corp.*........................................     2,384,652
        38,570    Sabre Holdings Corp...............................     1,099,245
                                                                      ------------
                                                                         3,483,897
                                                                      ------------

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY

AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

----------------------------------------------------------------------------------
SHARES
                                                                            VALUE
----------------------------------------------------------------------------------
                  WIRELESS COMMUNICATION EQUIPMENT: 6.3%
       133,872    Nokia Corp........................................  $  6,685,233
       134,800    Vodafone AirTouch Public Ltd.*....................     5,585,775
                                                                      ------------
                                                                        12,271,008
                                                                      ------------
                  TOTAL COMMON STOCKS
                    (cost $154,807,416).............................   205,238,220
                                                                      ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (cost $154,807,416+): 105.4%....................   205,238,220
                  Liabilities in excess of Other Assets: (5.4%).....   (10,546,068)
                                                                      ------------
                  NET ASSETS: 100.0%................................  $194,692,152
                                                                      ============

* Non-income producing security.
+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
  Unrealized appreciation and depreciation were as follows:
      Gross unrealized appreciation........................  $ 57,146,303
      Gross unrealized depreciation........................    (6,715,499)
                                                             ------------
      Net unrealized appreciation..........................  $ 50,430,804
                                                             ============
ADR -    American depositary receipt

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $154,807,416).....  $205,238,220
Cash........................................................       434,386
Receivables:
    Fund shares sold........................................       292,620
    Dividends and interest..................................        79,478
Prepaid expenses............................................        65,053
                                                              ------------
    Total assets............................................   206,109,757
                                                              ------------

LIABILITIES
Payables:
    Distributions to shareholders...........................    11,254,847
    Due to advisor (Note 3).................................       142,419
Accrued expenses............................................        20,339
                                                              ------------
    Total liabilities.......................................    11,417,605
                                                              ------------
NET ASSETS..................................................  $194,692,152
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($194,692,152/8,199,526 shares outstanding; unlimited
    number of shares authorized without par value)..........        $23.74
                                                                    ------
                                                                    ------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $144,380,945
    Accumulated net investment loss.........................      (596,913)
    Accumulated net realized gain on investments............       477,316
    Net unrealized appreciation on investments..............    50,430,804
                                                              ------------
NET ASSETS..................................................  $194,692,152
                                                              ============

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF OPERATIONS (UNAUDITED)

----------------------------------------------------------------------------
                                                               FOR THE SIX
                                                               MONTHS ENDED
                                                              JUNE 30, 2000
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign tax withheld of $68,681)..........   $   478,374
Interest....................................................        24,147
                                                               -----------
    Total income............................................       502,521
                                                               -----------

EXPENSES
Advisory fees (Note 3)......................................       785,314
Transfer agent fees.........................................        84,163
Custody fees................................................        49,005
Administration fees (Note 3)................................        47,330
Fund accounting fees........................................        26,311
Reports to shareholders.....................................        18,621
Legal fees..................................................        16,040
Audit fees..................................................        14,527
Registration expense........................................        13,899
Trustee fees................................................         5,520
Insurance expense...........................................         5,034
Miscellaneous...............................................         4,680
                                                               -----------
    Total expenses..........................................     1,070,444
    Add: Expenses recouped by advisor (Note 3)..............        28,990
                                                               -----------
    Net expenses............................................     1,099,434
                                                               -----------
        NET INVESTMENT LOSS.................................      (596,913)
                                                               -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments............................     1,000,335
Net unrealized appreciation on investments..................    11,207,928
                                                               -----------
    Net realized and unrealized gain on investments.........    12,208,263
                                                               -----------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................   $11,611,350
                                                               ===========

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------
                                                SIX MONTHS             YEAR
                                                   ENDED              ENDED
                                              JUNE 30, 2000#    DECEMBER 31, 1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss.........................   $   (596,913)       $   (820,131)
Net realized gain on investments............      1,000,335          10,730,797
Net unrealized appreciation on invesments...     11,207,928          38,810,890
                                               ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS.......................     11,611,350          48,721,556
                                               ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..................             --              (2,789)
From net realized gain......................    (11,254,847)                 --
                                               ------------        ------------
    TOTAL DISTRIBUTIONS.....................    (11,254,847)             (2,789)
                                               ------------        ------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
  change in outstanding shares (a)..........     30,321,512         105,862,073
                                               ------------        ------------

    TOTAL INCREASE IN NET ASSETS............     30,678,015         154,580,840

NET ASSETS
Beginning of period.........................    164,014,137           9,433,297
                                               ------------        ------------
END OF PERIOD...............................   $194,692,152        $164,014,137
                                               ============        ============

    (a) A summary of capital share transactions is as follows:

                                         SIX MONTHS                      YEAR
                                            ENDED                       ENDED
                                       JUNE 30, 2000#             DECEMBER 31, 1999
----------------------------------------------------------------------------------------
                                  -------------------------   --------------------------
                                    SHARES        VALUE         SHARES         VALUE
----------------------------------------------------------------------------------------
Shares sold.....................   2,537,434   $ 62,345,394    8,643,254   $146,353,712
Shares issued in reinvestment of
  distributions.................          --             --          107          2,512
Shares redeemed.................  (1,309,834)   (32,023,882)  (2,347,540)   (40,494,151)
                                  ----------   ------------   ----------   ------------
NET INCREASE....................   1,227,600   $ 30,321,512    6,295,821   $105,862,073
                                  ==========   ============   ==========   ============

# Unaudited.

See accompanying Notes to Financial Statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------
                                                                       DECEMBER 15,
                                           SIX MONTHS                      1998*
                                             ENDED       YEAR ENDED       THROUGH
                                            JUNE 30,    DECEMBER 31,   DECEMBER 31,
                                             2000#          1999           1998
------------------------------------------------------------------------------------
Net asset value, beginning of period.....    $23.52        $13.95         $12.50
                                             ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........     (0.07)        (0.12)          0.00+
  Net realized and unrealized gain on
    investments..........................      1.66          9.69           1.45
                                             ------        ------         ------
Total from investment operations.........      1.59          9.57           1.45
                                             ------        ------         ------
LESS DISTRIBUTION:
  From net investment income.............        --         (0.00)+           --
  From net realized gain.................     (1.37)           --             --
                                             ------        ------         ------
Total distributions......................     (1.37)        (0.00)+           --
                                             ------        ------         ------
Net asset value, end of period...........    $23.74        $23.52         $13.95
                                             ======        ======         ======

Total return.............................      6.73 %++     68.68 %        11.60%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).....    $194.7        $164.0         $  9.4
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    and recouped.........................      1.13 %+       1.38 %         1.97%+
  After fees waived, expenses absorbed
    and recouped.........................      1.16 %+       1.35 %         1.35%+
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS:
  Before fees waived, expenses absorbed
    and recouped.........................     (0.60)%+      (0.92)%         0.02%+
  After fees waived, expenses absorbed
    and recouped.........................     (0.63)%+      (0.89)%         0.60%+

Portfolio turnover rate..................     20.97 %++     39.82 %         0.11%++

#    Unaudited
*    Commencement of operations.
+    Amount represents less than $0.01 per share.
+    Annualized.
++   Not annualized.

See accompanying Notes to Financial Statements.

GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

BACKDROP

    As we present our inaugural letter to shareholders of the Wireless World Fund-TM-, we are delighted to extend a welcome to investors in this fund. Since the launch of the fund on February 28, 2000, we have heard from a number of investors and are encouraged by the fact that so many share our enthusiasm for the shift to wireless. We believe the shift to a wireless world will have far reaching affects and touch every corner of the planet. Indeed, the shift is happening at a remarkable pace.

    At the end of 1999, there were a mere 465 million total cellular customers worldwide. By 2003, however, Gartner Research expects there will be one billion mobile phone users worldwide, with over a 70 percent penetration level in Europe alone. Europe and Asia's most advanced banks and retailers are already offering customer services using wireless technology.

THE FUND

    The Wireless World Fund-TM- is thematic in nature and is invested for absolute return. The fund structure is divided into software developers, hardware manufacturers, operators, service providers, content providers and components. We define each of the fund's sector classifications as follows:

    Software developers have scalable business models that can drive significant growth if their product becomes the industry standard. Our preference is for companies that are able to secure repeat revenues, and which generate high margins from their differentiated product offering. We have invested in companies that offer software located both on the cellular handset (Palm with its operating system for smart phones) and in the operators' system (Amdocs for billing systems for operators, VeriSign for e-commerce security).

    Hardware manufacturers which benefit from making the handsets, cellular towers and other infrastructure and components required to satisfy the explosive demand in cellular usage and sophistication. Some technological milestones such as the progression to 3G networks and the introduction of Bluetooth-compatible devices will compound this growth. We have invested in many different segments from infrastructure (Ericsson, the clear technological leader) and handsets (Nokia, the clear market leader, and Samsung, the innovative supplier) to components (RF Micro for radio frequency chipsets).

    Operators are the most intuitive investment group in the portfolio. They have the unique ability to benefit from the final relationship with the users of mobile devices and services, derive revenue from voice traffic and increasingly add data services. Investments in this sub-sector are aimed to take advantage of the continued consolidation and the opportunity to grow revenues from wireless data services. Vodafone is the world's largest mobile operator with close to 52 million subscribers worldwide.

    Service providers offer their services over the wireless platform. New companies tend to offer a specific scalable service over the wireless platform, such as Aspiro, which offers stock trading and fleet management to wireless users. New companies are also able to grow rapidly if their service becomes the standard choice for operators. For established companies, the cellular phone represents a new distribution medium. Banks such as Nordic Baltic (formerly Nordbanken) are already offering a full range of banking services over the cellular phone.

    Content providers take advantage of the fact that wireless data delivery is becoming sufficiently fast to justify sending more complex material to their subscriber base. Much of this content is owned by old economy businesses, but there are also companies developing content specifically for the mobile environment. Content providers in this definition are able to generate revenue from two sources: sharing traffic revenues with the operator for the delivery of the content to the consumer and using the wireless medium to transact with the consumer. The operator can derive revenue by sharing the revenue generated by transactions and, more simply, from the increase in traffic. An example of this type of investment would be Lagadere, which owns magazine content in Europe that is being delivered to Deutsche Telekom's subscriber base in the UK and Germany.

    The components sector is mostly made up of semiconductor manufacturers. The constituents all produce parts for the manufacture of wireless communications devices or infrastructure. Parthus designs and manufactures GPS and Bluetooth chipsets that are becoming integral components within mobile handsets. While some of the companies are exposed to the cyclical end of the semiconductor space, many other companies demonstrate secular growth derived from being geared into the wireless revolution.

    As the fund launched February 28 of this year, the second quarter reflected the first period of genuine trading within the fund as well as a consolidation of fund holdings. The sector allocation within the fund was significantly skewed away from content, with that sector falling from 8.8% of the fund to 1.6%, towards hardware and components. The second half of the quarter saw a modest improvement in the performance of technology-related companies, and we believed the hardware sectors would benefit more from this dynamic than would the content names within the portfolio. New holdings in Infospace and Nextel Partners also added value in the quarter.

    Of the fifteen new stocks added during the second quarter, four were IPOs. Our investment in Gilat Satellite, which is the world's largest satellite broadcasting network and which is developing a two-way broadband consumer Internet product, represents a further diversification within the portfolio away from cellular telephony and towards other wireless services. Another Israeli company, Comverse, develops multimedia telecommunications applications, including voice mail, call waiting and ring back type services.

OUTLOOK

    The investment case for wireless is supported by a proven technology, some European markets seeing penetration levels of up to 70 percent and data revenues of up to 10 percent of total turnover. However, the majority of usage to date is still for voice communication. The real growth opportunity that we believe is not reflected in valuations is in the wireless data market. New technology (GPRS and 1XRT) is currently being installed on mobile networks around the world, which will allow Internet connection speeds twice that of domestic fixed line speeds by the end of 2000. Third generation (3G) networks will facilitate transmission speeds of up 70x current fixed line dial up connections.

    Within the wireless revolution, some changes will be small but welcome -- you'll no longer need cables to connect your PDA, your headset or your mobile phone. Some changes will have a profound impact on business and society.

    We determine the structure of the portfolio from both a top-down sector perspective as well as individual stock selection. The sector preferences reflect our intention to focus on those market segments that are particularly well placed to benefit from wireless developments. The fund is exposed to a diversity of sectors, including direct beneficiaries like wireless equipment manufacturers, software and operators, and indirect beneficiaries such as companies expected to offer a service or content over the cellular networks of the future. The growth in services derived from significant technological developments is creating new growth markets for existing companies and spawning new companies.

-- Adrian Brass, Nigel Dutson, Seth Kirkham
London

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

 # of Holdings in Portfolio:        41
 Portfolio Turnover:             16.2%
 % of Stocks in Top 10:          36.4%

                                 FUND MANAGERS:
                    Nigel Dutson; Seth Kirkham; Adrian Brass

  TOP 10 HOLDINGS (% OF NET ASSETS)
-------------------------------------
Aether Systems, Inc.             5.1%
Vodafone AirTouch Plc            4.4%
Nokia Oyj                        4.1%
Ericsson AB                      3.8%
VeriSign, Inc.                   3.6%
Nextel Partners, Inc. --
 Class A                         3.2%
Alcatel                          3.1%
MIPS Technologies, Inc.          3.1%
Oracle Corp.                     3.0%
Amdocs Ltd.                      3.0%
   TOP 5 SECTORS (% OF NET ASSETS)
-------------------------------------
Telecommunication Equipment     20.7%
Telecommunication Services      20.3%
Software                        16.9%
Computer Equipment              11.6%
Wireless Equipment               8.7%
  TOP 5 COUNTRIES (% OF NET ASSETS)
-------------------------------------
United States                   50.2%
United Kingdom                  10.0%
Sweden                           8.1%
Finland                          7.1%
Israel                           6.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE GUINNESS FLIGHT WIRELESS WORLD FUND-TM- AND
BARCLAYS GLOBAL CAPITAL WIRELESS

          GUINNESS FLIGHT
          WIRELESS WORLD   BARCLAYS GLOBAL
             FUND-TM-      CAPITAL WIRELESS
2/28/00*          $10,000           $10,000
3/31/00            $9,600           $10,590
6/30/00            $9,208            $8,430

*Inception date.

                        TOTAL RETURN
                      SINCE INCEPTION
                         -7.92%

Past performance is not indicative of future performance.
Share value will fluctuate so that an
investor's shares, when redeemed, may be worth more or less than the original investment.
The index referenced in this chart is not available for investment and does not incur expenses.

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------
SHARES
                  COMMON STOCKS: 92.2%
                                                                            VALUE
---------------------------------------------------------------------------------
                  COMPUTER EQUIPMENT: 11.6%
        19,900    3Com Corp.*.......................................  $ 1,146,737
        30,000    MIPS Technologies, Inc.*..........................    1,275,000
        12,100    M-Systems Flash Disk Pioneers Ltd.*...............      942,288
       249,679    Parthus Technologies Plc*.........................      717,610
        68,300    Psion Plc*........................................      656,591
                                                                      -----------
                                                                        4,738,226
                                                                      -----------
                  DIVERSIFIED OPERATIONS: 0.9%
         4,740    Lagardere S.C.A...................................      361,795
                                                                      -----------
                  ELECTRONICS: 2.9%
         6,010    Samsung Electronics...............................    1,159,930
                                                                      -----------
                  HOLDING OFFICES: 2.5%
       136,360    Nordic Baltic Holding (NBH) AB....................    1,028,461
                                                                      -----------
                  INTERNET SERVICES: 6.1%
        13,900    InfoSpace, Inc.*..................................      767,975
       381,800    Teamtalk.com Group Plc............................      231,020
         8,280    VeriSign, Inc.*...................................    1,461,420
                                                                      -----------
                                                                        2,460,415
                                                                      -----------
                  SOFTWARE: 16.9%
        15,800    Amdocs Ltd.*......................................    1,212,650
        44,550    Aspiro AB*........................................      141,982
        16,500    Commerce One, Inc.*...............................      748,945
        53,550    Geo Interactive Media Group Plc*..................    1,024,714
       201,890    Intec Telecom Systems Plc*........................    1,007,817
        12,640    Lernout & Hauspie Speech Products N. V.*..........      556,950
        14,570    Oracle Corp.*.....................................    1,224,791
        10,900    Phone.com, Inc.*..................................      709,862
        15,000    Sequoia Software Corp.*...........................      245,625
                                                                      -----------
                                                                        6,873,336
                                                                      -----------

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

---------------------------------------------------------------------------------
SHARES
                                                                           VALUE
---------------------------------------------------------------------------------
                  TELECOMMUNICATION EQUIPMENT: 20.7%
        19,500    Alcatel*..........................................  $ 1,278,160
        32,960    CelPoint, Inc.*...................................      655,080
        11,400    Comverse Technology, Inc.*........................    1,060,200
        78,360    Ericsson AB.......................................    1,550,847
        11,300    Gilat Satellite Networks Ltd.*....................      783,937
         8,010    Netcom Systems, Inc.*.............................      591,415
        32,280    Nokia Oyj.........................................    1,646,172
        30,000    Stratos Lightwave, Inc.*..........................      836,250
                                                                      -----------
                                                                        8,402,061
                                                                      -----------
                  TELECOMMUNICATION SERVICES: 20.3%
        14,420    ALLTEL Corp.......................................      893,139
       100,000    AU-System AB*.....................................      567,086
        17,710    Bell Atlantic Corp.*..............................      899,889
        32,750    Crown Castle International Corp.*.................    1,195,375
        40,200    Nextel Partners, Inc. - Class A*..................    1,309,012
       110,503    PNC Tele.com Plc*.................................      397,836
        48,790    Socket Communications, Inc.*......................      640,369
        13,000    Sonera Oyj........................................      592,258
       444,480    Vodafone AirTouch Plc.............................    1,776,791
                                                                      -----------
                                                                        8,271,755
                                                                      -----------
                  TRAVEL SERVICES: 1.6%
        22,800    Sabre Holdings Corp...............................      649,800
                                                                      -----------

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2000 (UNAUDITED) -- (CONTINUED)

---------------------------------------------------------------------------------
SHARES
                                                                           VALUE
---------------------------------------------------------------------------------
                  WIRELESS EQUIPMENT: 8.7%
        10,080    Aether Systems, Inc.*.............................  $ 2,066,400
        32,010    Motorola, Inc.....................................      930,291
         6,310    RF Micro Devices, Inc.*...........................      552,914
                                                                      -----------
                                                                        3,549,605
                                                                      -----------
                  TOTAL COMMON STOCKS
                    (cost $40,163,424)..............................   37,495,384
                                                                      -----------
                  TOTAL INVESTMENTS IN SECURITIES
                    (cost $40,163,424+): 92.2%......................   37,495,384
                  Other Assets less Liabilities: 7.8%...............    3,172,204
                                                                      -----------
                  NET ASSETS: 100.0%................................  $40,667,588
                                                                      ===========

    *      Non-income producing security.
    +      At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
           Unrealized appreciation and depreciation were as follows:
           Gross unrealized appreciation...............................  $ 4,202,732
           Gross unrealized depreciation...............................   (6,870,772)
                                                                         -----------
           Net unrealized appreciation.................................  $(2,668,040)
                                                                         ===========

See accompanying Notes to Financial Statements.

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $40,163,424)......  $37,495,384
Cash........................................................    4,100,228
Receivables:
    Securities sold.........................................      513,734
    Fund shares sold........................................      150,959
    Dividends and interest..................................       31,457
Prepaid expenses............................................        1,284
                                                              -----------
    Total assets............................................   42,293,046
                                                              -----------

LIABILITIES
Payables:
    Securities purchased....................................    1,502,181
    Fund shares redeemed....................................       64,681
    Unrealized loss on forward foreign currency contracts...           77
    Due to advisor (Note 3).................................       32,974
Accrued expenses............................................       25,545
                                                              -----------
    Total liabilities.......................................    1,625,458
                                                              -----------
NET ASSETS..................................................  $40,667,588
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($40,667,588/3,533,439 shares outstanding; unlimited
    number of shares authorized without par value)..........       $11.51
                                                                   ------
                                                                  -------
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................  $43,994,795
    Accumulated net investment loss.........................      (25,008)
    Accumulated net realized loss on investments and foreign
      currency..............................................     (633,946)
    Net unrealized depreciation on:
        Investments.........................................   (2,668,040)
        Foreign Currency....................................         (213)
                                                              -----------
NET ASSETS..................................................  $40,667,588
                                                              ===========

See accompanying Notes to Financial Statements.

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

STATEMENT OF OPERATIONS (UNAUDITED)

-------------------------------------------------------------------------------
                                                               FOR THE PERIOD
                                                                    ENDED
                                                               JUNE 30, 2000*
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign tax withheld of $4,215)...........     $    38,941
Interest....................................................          95,966
                                                                 -----------
    Total income............................................         134,907
                                                                 -----------

EXPENSES
Advisory fees (Note 3)......................................         101,185
Custody fees................................................          17,448
Fund accounting fees........................................          10,164
Transfer agent fees.........................................           8,537
Registration expense........................................           6,418
Reports to shareholders.....................................           5,844
Audit fees..................................................           5,082
Administration fees (Note 3)................................           5,059
Trustee fees................................................           2,556
Miscellaneous...............................................           1,694
Legal fees..................................................             283
Insurance expense...........................................             103
                                                                 -----------
    Total expenses..........................................         164,373
    Less: Fees waived (Note 3)..............................          (4,458)
                                                                 -----------
    Net expenses............................................         159,915
                                                                 -----------
        NET INVESTMENT LOSS.................................         (25,008)
                                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY
Net realized loss on investments............................        (621,602)
Net realized loss on foreign currency.......................         (12,344)
Net unrealized depreciation on:
    Investments.............................................      (2,668,040)
    Foreign currency........................................            (213)
                                                                 -----------
    Net realized and unrealized loss on investments and
      foreign currency......................................      (3,302,199)
                                                                 -----------
        NET DECREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................     $(3,327,207)
                                                                 ===========

* Commenced operations on February 28, 2000.

See accompanying Notes to Financial Statements.

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                              FEBRUARY 28, 2000*
                                                                   THROUGH
                                                                JUNE 30, 2000#
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss.........................................     $   (25,008)
Net realized loss on investments............................        (621,602)
Net realized loss on foreign currency.......................         (12,344)
Net unrealized depreciation on:
    Investments.............................................      (2,668,040)
    Foreign currency........................................            (213)
                                                                 -----------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....      (3,327,207)
                                                                 -----------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from net change in
  outstanding shares (a)....................................      43,994,795
                                                                 -----------
    TOTAL INCREASE IN NET ASSETS............................      40,667,588

NET ASSETS
Beginning of period.........................................              --
                                                                 -----------
END OF PERIOD...............................................     $40,667,588
                                                                 ===========

    (a) A summary of capital share transactions is as follows:

                                                           FEBRUARY 28, 2000*
                                                                THROUGH
                                                             JUNE 30, 2000#
--------------------------------------------------------------------------------
                                                        ------------------------
                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Shares sold...........................................  4,156,805   $51,057,913
Shares redeemed.......................................   (623,366)   (7,063,118)
                                                        ---------   -----------
NET INCREASE..........................................  3,533,439   $43,994,795
                                                        =========   ===========

# Unaudited.

* Commencement of operations.

See accompanying Notes to Financial Statements.

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
                                                              FEBRUARY 28, 2000*
                                                                   THROUGH
                                                                JUNE 30, 2000#
--------------------------------------------------------------------------------
Net asset value, beginning of period........................        $12.50
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................         (0.01)
  Net realized and unrealized loss on investments and
    foreign currency........................................         (0.98)
                                                                    ------
Total from investment operations............................         (0.99)
                                                                    ------
Net asset value, end of period..............................        $11.51
                                                                    ======

Total return................................................         (7.92)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................        $ 40.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived........................................          1.61 %+
  After fees waived.........................................          1.56 %+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived........................................         (0.29)%+
  After fees waived.........................................         (0.24)%+

Portfolio turnover rate.....................................         16.18 %++

#    Unaudited
*    Commencement of operations.
+    Annualized.
++   Not annualized.

See accompanying Notes to Financial Statements.

                        GUINNESS FLIGHT INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Guinness Flight Investment Funds (the "Trust"), a Delaware business trust, formerly the Guinness Flight Investment Funds Inc. (a Maryland corporation incorporated on January 7, 1994), was organized on April 28, 1997 as a Delaware business Trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers seven separate series: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight internet.com Index-TM- Fund (the "internet.com Index-TM- Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund (the "Mainland China Fund") whose objective is long-term capital appreciation, Guinness Flight Wired Index-TM- Fund (the "Wired Index-TM- Fund") whose objective is long-term capital appreciation and Guinness Flight Wireless World Fund-TM- (the "Wireless World Fund-TM-") whose objective is long-term capital appreciation (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the Wired Index-TM- Fund began operations on December 15, 1998, the internet.com Index-TM- Fund began operations on July 31, 1999 and the Wireless World Fund-TM- began operations on February 28, 2000.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

    Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates, subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counterparties to these contracts are major U.S. financial institutions.

    C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    As of June 30, 2000, the following Funds have capital loss carryforward's available to offset future realized capital gains: the Asia Blue Chip Fund has a capital loss carryforward of $3,118,823 expiring in 2006, the Asia Small Cap Fund has a capital loss carryforward of $88,450,286, of which $17,996,189 expires in year 2005, $62,854,581 expires in year 2006 and $7,599,516 expires in 2007; the China & Hong Kong Fund has a capital loss carryforward of $63,563,064 expiring in 2006 and the Mainland China Fund has a capital loss carryforward of $3,564,330, of which $2,515,925 expires in year 2006 and $1,048,405 expires in year 2007. To the extent that such carryforward's are used, no capital gains distributions will be made.

    E. DEFERRED ORGANIZATION COSTS. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of five years from the date the Funds commenced investment operations. In the event that any of

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------
the initial shares of the Funds are redeemed by their holders during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    F. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Wired Index-TM- Fund invests substantially all of its assets in securities of companies that comprise the Wired Index-TM-. The Wireless World Fund-TM- invests substantially all of its assets in securities of companies with substantial business interest in, or that will benefit from, a shift toward wireless communication. The internet.com Index-TM- Fund invests substantially all of its assets in securities of companies that comprise the internet.com Index-TM-. The consequences of political, social or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

    In 1998, Malaysian government implemented certain foreign exchange control measures which included the requirement for portfolio capital to be in Malaysia for at least 12 months prior to repatriation. On February 4, 1999, the 12 month holding rule was replaced with a graduated levy on the repatriation of capital invested. These restrictions affected the liquidity and valuation of Malaysian securities which were valued at their fair values as determined in good faith by the board of Trustees. On June 30, 2000, the Asia Blue Chip fund and Asia Small Cap Fund held $524,842 and $2,078,947 of Malaysian securities, respectively, or 5.6% and 7.8% of their net assets, respectively. These investments are valued at their fair values as determined in good faith by the Board of Trustees.

    G. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Investec Asset Management U.S. Limited (the "Advisor"), formally Investec Guinness Flight Global Asset Management Limited, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice,

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------
office space, facilities and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

        Asia Blue Chip Fund                  1.00%
        Asia Small Cap Fund                  1.00%
        China & Hong Kong Fund               1.00%
        internet.com Index-TM- Fund          0.90%     on the first $100 million
                                             0.75%     on the next $100 to $500 million
                                                       and
                                             0.60%     on assets over $500 million
        Mainland China Fund                  1.00%
        Wired Index-TM- Fund                 0.90%     on the first $100 million
                                             0.75%     on the next $100 to $500 million
                                                       and
                                             0.60%     on assets over $500 million
        Wireless World Fund-TM-              1.00%

    The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses, through June 30, 2001, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

        Asia Blue Chip Fund                  1.98%
        Asia Small Cap Fund                  1.98%
        internet.com Index-TM- Fund          1.35%
        Mainland China Fund                  1.98%
        Wired Index-TM- Fund                 1.35%
        Wireless World Fund-TM-              1.75%

    For the six months ended June 30, 2000, the Advisor waived fees and absorbed expenses as follows:

Asia Blue Chip Fund                                     $43,720
Asia Small Cap Fund                                     $59,366
internet.com Index-TM- Fund                             $31,186
Mainland China Fund                                     $60,424
Wireless World Fund-TM-                                 $ 4,458

    For the six months ended June 30, 2000, the Wired Index-TM- Fund recouped $28,990.

    Expenses reimbursed by the Advisor through December 31, 1997 may be recouped from the Funds through December 31, 2002, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the recoupment period of any expense reimbursements in each year subsequent to

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------
1997 will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    At June 30, 2000, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                      DECEMBER 31,
                                      --------------------------------------------
FUNDS:                                  2002        2003        2004        2005
------                                  ----        ----        ----        ----
Asia Blue Chip Fund                   $223,588    $140,722    $ 89,137    $43,720
Asia Small Cap Fund                         --    $181,002    $152,568    $59,366
internet.com Index-TM- Fund                 --          --    $ 69,971    $31,186
Mainland China Fund                   $ 11,487    $160,801    $154,800    $60,424
Wireless World Fund-TM-                     --          --          --    $ 4,458

    At June 30, 2000, the amount available for reimbursement that has been paid and/or waived by the Advisor on the behalf of the Funds are as follows:

Asia Blue Chip Fund                                    $497,167
Asia Small Cap Fund                                    $392,936
internet.com Index-TM- Fund                            $101,157
Mainland China Fund                                    $387,512
Wireless World Fund-TM-                                $  4,458

    Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds'

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------
expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum fee of $120,000, excluding the China & Hong Kong Fund:

FUND                             ASSET BASED FEE
----                             ---------------
China & Hong Kong Fund           0.25% of average daily net
                                 assets subject to $40,000
                                 annual minimum.

Asia Blue Chip Fund, Asia Small  0.25% of average daily net
Cap Fund, China & Hong Kong      assets.
Fund and Mainland China Fund

Wired Index-TM- Fund, Wireless   0.05% of average daily net
World Fund-TM- and internet.com  assets.
Index-TM- Fund

    For the six months ended June 30, 2000 the following Funds incurred the following Administration fees:

Asia Blue Chip Fund                                    $ 12,296
Asia Small Cap Fund                                    $ 41,371
China & Hong Kong Fund                                 $179,429
internet.com Index-TM- Fund                            $ 11,777
Mainland China Fund                                    $ 15,099
Wired Index-TM- Fund                                   $ 47,330
Wireless World Fund-TM-                                $  5,059

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and Distributor.

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended June 30, 2000 were as follows:

FUND                                                   PURCHASES        SALES
----                                                   ---------        -----
Asia Blue Chip Fund                                   $ 4,518,362    $ 5,301,415
Asia Small Cap Fund                                   $11,973,389    $18,278,722
China & Hong Kong Fund                                $26,881,063    $51,390,874
internet.com Index-TM- Fund                           $22,488,444    $14,026,269
Mainland China Fund                                   $ 7,297,376    $ 8,077,267
Wired Index-TM- Fund                                  $68,707,893    $39,525,366
Wireless World Fund-TM-                               $44,352,457    $ 4,077,900

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2000 the Funds had entered into forward contracts which obligated them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at June 30, 2000 were as follows:

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

                                                                        DELIVERY    UNREALIZED
      CURRENCY          RECEIVABLE         CURRENCY DELIVERABLE           DATE      GAIN/(LOSS)
-----------------------------------------------------------------------------------------------
         US$              202,141    Philippine Peso 8,738,563          07/05/00      $(1,485)
                                                                                      -------
                                     Total Forward Contracts                          $(1,485)
                                                                                      =======

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

                                                                        DELIVERY    UNREALIZED
      CURRENCY          RECEIVABLE         CURRENCY DELIVERABLE           DATE      GAIN/(LOSS)
-----------------------------------------------------------------------------------------------
         US$            2,094,741    Hong Kong Dollar 16,328,468        07/03/00      $  (274)
         US$              133,732    Hong Kong Dollar 1,042,434         07/03/00          (18)
                                                                                      -------
                                     Total Forward Contracts                          $  (292)
                                                                                      =======

                        GUINNESS FLIGHT INVESTMENT FUNDS

--------------------------------------------------------------------------------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

                                                                        DELIVERY    UNREALIZED
      CURRENCY          RECEIVABLE         CURRENCY DELIVERABLE           DATE      GAIN/(LOSS)
-----------------------------------------------------------------------------------------------
         US$                7,394    Hong Kong Dollar 57,638            07/03/00      $    (1)
                                                                                      -------
                                     Total Forward Contracts                          $    (1)
                                                                                      =======

                    GUINNESS FLIGHT WIRELESS WORLD FUND-TM-

                                                                       DELIVERY    UNREALIZED
      CURRENCY           PAYABLE          CURRENCY DELIVERABLE           DATE      GAIN/(LOSS)
----------------------------------------------------------------------------------------------
         US$              401,261   British Pound Sterling 265,207     07/10/00      $   (77)
                                                                                     -------
                                    Total Forward Contracts                          $   (77)
                                                                                     =======

                       USEFUL GUINNESS FLIGHT PHONE NUMBERS
                       Shareholder Service Line: 1-800-915-6566
                       Fund Literature Line: 1-800-915-6565
                       Automated OneCall Center: 1-800-915-6564
                       Website: http://www.gffunds.com







                       This report is intended for the shareholders of the Guinness Flight Investment Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

                       Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares. when redeemed may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

      MC40-103-0800